Posting Supplement No. 97 dated November 3, 2009 to Prospectus dated July 30, 2009	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated July 30, 2009 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated July 30, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 368274

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
368274	$7,750	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 368274. Member loan 368274 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	n/a	Debt-to-income ratio:	20.14%
Length of employment:	n/a	Location:	San Jose, CA

Home town:
Current & past employers:	Dalup Enterprises
Education:	San Jose State University, University of Arkansas, Fayetteville

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt. I have 3 cards that I would like to consolidate. I am a university student and I plan on not using my credit cards anymore after I get a consolidation loan. 382550 added on 10/28/09 > I follow a monthly budget currently for the past year and have managed to pay off 7500 of my debt in one year. I do not use my credit cards and after I pay off this loan I will NEVER get another loan or credit card again. (except for a mortgage)

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,307.00	Public Records On File:	0
Revolving Line Utilization:	82.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 377687

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
377687	$4,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 377687. Member loan 377687 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,775 / month
Current employer:	Home Depot	Debt-to-income ratio:	10.08%
Length of employment:	1 year	Location:	Sugar Land, TX

Home town:	Meycauyan
Current & past employers:	Home Depot, Quietflex or Goodman Manufacture, Pinoy Fastfood Restaurant, Wal-Mart, Prestige Carwash, Kroger Co., Filipiniana Resataurant
Education:	St. Joseph Academy High School (Philippines), Jesus is Lord Colleges Foundation (Philippines)

This borrower member posted the following loan description, which has not been verified:

i want to paid off all credit cards that giving me a high interest 360670 added on 10/29/09 > I really want to paid off all my debt

A credit bureau reported the following information about this borrower member on October 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,428.00	Public Records On File:	0
Revolving Line Utilization:	59.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392737

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392737	$20,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392737. Member loan 392737 was requested on October 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Hacker Group	Debt-to-income ratio:	20.74%
Length of employment:	1 year	Location:	Seattle, WA

Home town:
Current & past employers:	Hacker Group, Aquent, The Seattle Times, Hacker Group
Education:	Washington State University

This borrower member posted the following loan description, which has not been verified:

This loan will be used to fund a one-of-a-kind, intricate fantasy sports web site that will pull customers from the ready-made fantasy audience of over 20 million people. This money will be used to pay the developers of the site. And the site should recoup the loan in the first year with no problem. Due to the very sensitive nature of this project -- and the likelihood of someone stealing the idea -- I cannot reveal the specifics in this forum or without a non-disclosure agreement. However, there is a high probability this site will be quite profitable from Year 1. Even if it isn't, I could meet the terms of the loan based on personal finances in a three-year span, no problem. 429858 added on 10/25/09 > This loan is a no-risk proposition for any lender. My credit history indicates I can be depended on to repay any debts. All I need is an advance at this time to finish funding this business project, which should generate more than enough ROI in the first year to cover the cost. Even if it doesn't, I have over $1,200 in expendable income each month and will be able to pay it off with no problem. This is as secure a personal business loan as you could make.

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,030.00	Public Records On File:	0
Revolving Line Utilization:	82.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 399499

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399499	$24,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399499. Member loan 399499 was requested on November 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,041 / month
Current employer:	Microsoft Corporation	Debt-to-income ratio:	15.35%
Length of employment:	10 + years	Location:	Seattle, WA

Home town:
Current & past employers:	Microsoft Corporation
Education:	University of Florida

This borrower member posted the following loan description, which has not been verified:

Hello, I need a loan to pay my outstanding tax loan with the IRS ($20,000). I would like to pay this off as soon as possible to avoid additional penalties & high interest charges. 442267 added on 11/01/09 > Hello, I need a loan to pay my outstanding tax loan with the IRS ($23,000, currently). I would like to pay this off as soon as possible to avoid additional penalties & high interest charges. 442267 added on 11/01/09 > Quick correction - I don't have a "tax loan" with the IRS. I have tax debt with the IRS ($23,000, currently).

A credit bureau reported the following information about this borrower member on November 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$89,832.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409434

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409434	$1,200	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409434. Member loan 409434 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	MMS	Debt-to-income ratio:	9.75%
Length of employment:	9 years	Location:	swampscott, MA

Home town:
Current & past employers:	MMS
Education:

This borrower member posted the following loan description, which has not been verified:

I would to get a beeter rate from lending club. I want to pay off my loan of $6,697.74 and my interest is 14.82% 460178 added on 10/30/09 > I have been a customer before and paid my loan in full... I am good job and I ahve never been late on a payment in the last 4 years!

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	18
Revolving Credit Balance:	$8,396.00	Public Records On File:	0
Revolving Line Utilization:	55.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426527

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426527	$8,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426527. Member loan 426527 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,333 / month
Current employer:	TD Bank	Debt-to-income ratio:	7.35%
Length of employment:	< 1 year	Location:	Sewell, NJ

Home town:
Current & past employers:	TD Bank
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my debt into one payment per month with a better rate. I have a good, stable job and will have no problem paying the loan back 463633 added on 10/21/09 > I would like to consolidate my credit card debt and also pay for the next semester at college

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,341.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435366

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435366	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435366. Member loan 435366 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	PainePR	Debt-to-income ratio:	15.63%
Length of employment:	1 year	Location:	Los Angeles, CA

Home town:
Current & past employers:	PainePR
Education:

This borrower member posted the following loan description, which has not been verified:

I'm looking to get a loan with a lower interest rate than my current two credit cards so that I can pay down my debt and save some money. This loan will allow me to pay off my debt and have one easy payment to one place at a much better APR.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	26
Revolving Credit Balance:	$876.00	Public Records On File:	0
Revolving Line Utilization:	25.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439786

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439786	$16,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439786. Member loan 439786 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Gina Reviloza	Debt-to-income ratio:	0.36%
Length of employment:	1 year	Location:	Ossining, NY

Home town:
Current & past employers:	Gina Reviloza
Education:

This borrower member posted the following loan description, which has not been verified:

Im 26 yrs old,male, single, no kids. I am a dedicated Entrepreneur who enjoys and love his business. Goal oriented, self-driven. Have a great passion for the business industry. Working as a Licensed Practical Nurse part time. Started a self-grooming products company for men last year. Product is patent pending. Needs start-up capital to mass produce products over seas. No loan, 0 debt. Living with parents and paying rent. Excellent in managing and budgeting my finances. Excellent/good credit score: 761. The name of my company is Self-Cut System and my product is a revolutionary self-grooming kit that will allow men to give themselves that perfect and professional hair cut without relying on barbering services. 531764 added on 10/21/09 > Hello again, This is my first time taking out a loan for my business and I will use the loan for my start up expenses. I have my own money to invest but I think it would be a good idea if I can get a loan and start building my own credit history. I have excellent FICO score 761 but with little credit history. I think getting this loan will help establish more credit history and covering my start up expenses. Not only I have an excellent credit score but also I have a recession proof career as a LPN, which can help you to decide that I am very reliable in paying off my loans. I dont have any loans standing except for this loan that Im applying for. I would be very thankful if anyone out there can help my dreams come true which is starting my own business. 531764 added on 10/27/09 > I would like to give a special thanks to all my investors who supports me. I am very grateful and honored for this great opportunity in helping me getting the kind of loan that I am applying for. There's 7 days left and 20 hrs and Im almost half way there to get my loan. Anyone out there who are reading this and are interested in helping me, please ask me any questions. Thank you.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$640.00	Public Records On File:	0
Revolving Line Utilization:	3.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 443252

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443252	$3,400	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443252. Member loan 443252 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Jennifer Eyrich	Debt-to-income ratio:	15.03%
Length of employment:	2 years	Location:	Santa Rosa, CA

Home town:
Current & past employers:	Jennifer Eyrich
Education:

This borrower member posted the following loan description, which has not been verified:

Need to move for job opportunity 539191 added on 10/30/09 > Have job offer in LA and need loan for moving costs/start-up costs

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,361.00	Public Records On File:	0
Revolving Line Utilization:	43.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443373

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443373	$5,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443373. Member loan 443373 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	PwC	Debt-to-income ratio:	0.38%
Length of employment:	2 years	Location:	Rockville, MD

Home town:
Current & past employers:	PwC
Education:

This borrower member posted the following loan description, which has not been verified:

I am currently a CPA working for a very large and well-known accounting firm. I would like to go to graduate school to obtain a Masters Degree in Finance. I have never been late on a payment and I have a credit score of 770. I make 58,000 a year plus 5000 yearly in bonuses. So I make 63,000 a year. I have 0 expenses because I am still living at home to save up money. I dont have rent expense and I dont car expense because my car is paid off. The only expenses I have are very minor like entertainment, books, food. Please ask me any questions and I will answer them promptly. 539332 added on 10/29/09 > I have about $60,000 in my bank account and 32,000 in mutual funds. Please let me know if you would like me to send you a snapshot of these two documents. I have no problem paying this loan on time every month.

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,137.00	Public Records On File:	0
Revolving Line Utilization:	4.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444336

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444336	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444336. Member loan 444336 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,375 / month
Current employer:	Uno Chicago Grill LLC	Debt-to-income ratio:	13.49%
Length of employment:	< 1 year	Location:	SOMERVILLE, MA

Home town:
Current & past employers:	Uno Chicago Grill LLC
Education:

This borrower member posted the following loan description, which has not been verified:

541606 added on 10/29/09 > Trying to get my credit score up, consolidating debt and reducing terms of credit. Currently around 680 need to get over 700, hoping to open my own business in the next few years and this is vital. Excellent business plan but it will not do much on its own.

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,573.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 445980

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445980	$6,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445980. Member loan 445980 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	at & t	Debt-to-income ratio:	18.40%
Length of employment:	10 + years	Location:	OCALA, FL

Home town:
Current & past employers:	at & t
Education:

This borrower member posted the following loan description, which has not been verified:

consolidate debt 545017 added on 10/22/09 > consolidate debt been at same job for 16 years

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,442.00	Public Records On File:	0
Revolving Line Utilization:	92.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 447144

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447144	$15,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447144. Member loan 447144 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	17.00%
Length of employment:	n/a	Location:	HAWLEY, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

547470 added on 10/25/09 > I have a Excellent Credit Score that I have worked very hard to get, I am not going to do anything to jepordize that. I have made all of my payments on time and payed off loans early. I assure you this is not a risky loan for anyone, you WILL get your money back and on time. A man's credit is as important as his name and I intend on mine always being at Excellent Status. I am needing to do some home improvements before the cold weather hits and I am looking for the best rate possible.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 447608

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447608	$16,425	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447608. Member loan 447608 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	NOB HILL FOODS	Debt-to-income ratio:	15.68%
Length of employment:	10 + years	Location:	SAN FRANCISCO, CA

Home town:
Current & past employers:	NOB HILL FOODS
Education:

This borrower member posted the following loan description, which has not been verified:

548479 added on 10/13/09 > personal loan 548479 added on 10/14/09 > Hi, This loan is to fund my grandson's tuition to become a cosmetologist. Thank you

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	58
Revolving Credit Balance:	$16,956.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 447842

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447842	$13,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447842. Member loan 447842 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	GosY and Associates	Debt-to-income ratio:	13.37%
Length of employment:	6 years	Location:	ORCHARD PARK, NY

Home town:
Current & past employers:	GosY and Associates
Education:

This borrower member posted the following loan description, which has not been verified:

548899 added on 10/14/09 > I am consolidating bills and purchasing a vehicle. Thank you,

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$69.00	Public Records On File:	0
Revolving Line Utilization:	7.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449869

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449869	$25,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449869. Member loan 449869 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,208 / month
Current employer:	Ridgewell's, Inc.	Debt-to-income ratio:	3.27%
Length of employment:	< 1 year	Location:	Bethesda, MD

Home town:
Current & past employers:	Ridgewell's, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

537718 added on 10/20/09 > Loan to supplement expenses for child's professional education. Stable employment, 13+ years with solid company. Homeowner 12+years. No mortgage in high-value area. Excellent credit. No late payments.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,482.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450080

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450080	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450080. Member loan 450080 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,167 / month
Current employer:	n/a	Debt-to-income ratio:	4.23%
Length of employment:	n/a	Location:	Lafayette, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,205.00	Public Records On File:	0
Revolving Line Utilization:	33.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450180

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450180	$14,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450180. Member loan 450180 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$40,000 / month
Current employer:	IBM	Debt-to-income ratio:	2.09%
Length of employment:	5 years	Location:	thornton, CO

Home town:
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

553506 added on 10/09/09 > refinancing credit card at better rate 553506 added on 10/15/09 > I have three card with rate 22.99% I need to refinacing to the better rate

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	71
Revolving Credit Balance:	$19,868.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450384

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450384	$25,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450384. Member loan 450384 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,900 / month
Current employer:	n/a	Debt-to-income ratio:	0.13%
Length of employment:	n/a	Location:	VAN NUYS, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

553903 added on 10/14/09 > I need this loan to plan my wedding. 553903 added on 10/25/09 > I own and operate trucking/transportation brokerage business for 5 years. I find and assign loads for truckers. I am very responsible person and I pay my bills on time. As a matter of time, I pay off my credit cards every month and I own my truck outright (no payments). I need this loand for my wedding expenses. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450428

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450428	$6,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450428. Member loan 450428 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	Sweetbay Supermarkets	Debt-to-income ratio:	13.23%
Length of employment:	4 years	Location:	Ruskin, FL

Home town:
Current & past employers:	Sweetbay Supermarkets
Education:

This borrower member posted the following loan description, which has not been verified:

553990 added on 10/29/09 > Credit card consolidation, have never made a late payment or defaulted on a loan in my life. 553990 added on 10/29/09 > Credit card consolidation, have never made a late payment or defaulted on a loan in my life.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,672.00	Public Records On File:	0
Revolving Line Utilization:	17.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450467

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450467	$10,500	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450467. Member loan 450467 was requested on October 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Ga. Power Co.	Debt-to-income ratio:	5.71%
Length of employment:	10 + years	Location:	Cedartown, GA

Home town:
Current & past employers:	Ga. Power Co.
Education:

This borrower member posted the following loan description, which has not been verified:

554073 added on 10/25/09 > This money is only for paying off my credit cards and i hope to be able to split my payment due to getting paid every two weeks this will free up some space and i may be able to pay more. 554073 added on 10/25/09 > You can count on me that this mone will be paid back as fast as possible. thank you all

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	57
Revolving Credit Balance:	$7,156.00	Public Records On File:	0
Revolving Line Utilization:	56.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450469	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450469. Member loan 450469 was requested on October 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,167 / month
Current employer:	OPASTCO	Debt-to-income ratio:	20.69%
Length of employment:	1 year	Location:	Washington, DC

Home town:
Current & past employers:	OPASTCO
Education:

This borrower member posted the following loan description, which has not been verified:

554079 added on 10/15/09 > I have been employed more than 15 years. Is there a fee for prepayment? 554079 added on 10/19/09 > My only debt would be the loan. 554079 added on 10/22/09 > Don't know if this is against the rules, but $8,000.00 is sufficient for my debt consolidation. My H was able to pay one of my credit cards off this week. So no further funding needed. Thank you.

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	44
Revolving Credit Balance:	$126.00	Public Records On File:	0
Revolving Line Utilization:	2.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450607

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450607	$20,000	20.17%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450607. Member loan 450607 was requested on October 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	I Love Sushi	Debt-to-income ratio:	15.93%
Length of employment:	4 years	Location:	Henderson, NV

Home town:
Current & past employers:	I Love Sushi
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,569.00	Public Records On File:	0
Revolving Line Utilization:	95.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450875

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450875	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450875. Member loan 450875 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	NEOPS	Debt-to-income ratio:	13.74%
Length of employment:	5 years	Location:	Meriden, CT

Home town:
Current & past employers:	NEOPS
Education:

This borrower member posted the following loan description, which has not been verified:

555030 added on 10/14/09 > I plan on paying off some credit card debt and to build up a downpayment for a house in the process. I am very motivated to get my family into a house withing the next couple of years. I am very responsible in making payments and I am eager to one payment and no that I will be finished in three years paying off this debt. I have a very successful carreer and really feel that the next step for me is home ownership. 555030 added on 10/18/09 > I also wanted to add a note about the delinquincy that is listed on my credit report. I had an account with Bank of America which I payed off in full. Apparently they added finance charges of $3.98 which accrued between me getting the bill and paying off the balance. They never sent me another statement and I had no idea that I had such minimal balance. No one from the company contacted me and I didn't realize any of this was going on until I pulled a credit report and saw this. I payed off the balance and asked the company for some answers and got no where. This has been a very frustrating sitution and I hope it doesn't affect my chances of getting fully funded. I have learned my lesson and I do not want to have credit card balances with any of these major banks.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	10
Revolving Credit Balance:	$7,031.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451177

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451177	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451177. Member loan 451177 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	n/a	Debt-to-income ratio:	2.69%
Length of employment:	n/a	Location:	Pickerington, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

555648 added on 10/19/09 > Start-up cost for new business venture.

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,437.00	Public Records On File:	0
Revolving Line Utilization:	16.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 451474

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451474	$25,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451474. Member loan 451474 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	SAIC Frederick, Inc.	Debt-to-income ratio:	5.89%
Length of employment:	4 years	Location:	Manhattan, KS

Home town:
Current & past employers:	SAIC Frederick, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

556250 added on 10/13/09 > On time repayor looking to refinance credit cards to make one lower interest payment each month. 556250 added on 10/15/09 > I've been in my current job as a government contractor for three years with salary increases each year and good reviews from my employer and our contracting agency. My company pays for my rent each month and I do not pay for health insurance benefits for myself or my family. I just renewed my current contract for an additional two years. I am a good borrower because when I have extra money I add it to my payments to pay off my obligations quicker.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,577.00	Public Records On File:	0
Revolving Line Utilization:	9.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 451482

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451482	$7,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451482. Member loan 451482 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	comcast	Debt-to-income ratio:	6.17%
Length of employment:	8 years	Location:	mchenry, IL

Home town:
Current & past employers:	comcast
Education:

This borrower member posted the following loan description, which has not been verified:

556258 added on 10/27/09 > this loan will pay off some consumer debt as well as buy a 5k used auto , I have a company car and company gas card so I am in the market for a high mile "fun" car persay 556258 added on 10/27/09 > I noticed people are commenting on their expenses mine are minimal I don't have to pay for gas because of my company car and my cable internet and home phone is free, my cell is on a family plan at 10 dollars a month , my mortgage is 800 a month and this loan will take place of a car payment as I currently do not own a car as of last night Comcast is not Union but with my benefits who needs a union at this point in the game

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	37
Revolving Credit Balance:	$6,881.00	Public Records On File:	0
Revolving Line Utilization:	28.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451497

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451497	$15,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451497. Member loan 451497 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	rock electric	Debt-to-income ratio:	7.40%
Length of employment:	4 years	Location:	poway, CA

Home town:
Current & past employers:	rock electric
Education:	ABC Craft Training

This borrower member posted the following loan description, which has not been verified:

556293 added on 10/13/09 > I plan to use these funds to pay off all revolving debt, my credit cards, and my car. I feel that I am a good borrower because I have not missed or been late on a payment on any accountin over three years. I also have been paying more than the minimum amount due for just as long. 556293 added on 10/16/09 > My position at my place of employment is stable, we are beginning three new projects that will span at least two years. I also recieve regular pay increases every four months as a result of the training program in which I am enrolled, allowing me to save more as well as meet all monthly obligations.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	31
Revolving Credit Balance:	$1,366.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451543

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451543	$24,250	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451543. Member loan 451543 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	Baltimore City Public Schools	Debt-to-income ratio:	10.29%
Length of employment:	10 + years	Location:	RANDALLSTOWN, MD

Home town:
Current & past employers:	Baltimore City Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,026.00	Public Records On File:	0
Revolving Line Utilization:	14.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451575

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451575	$24,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451575. Member loan 451575 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$20,833 / month
Current employer:	n/a	Debt-to-income ratio:	3.62%
Length of employment:	n/a	Location:	glendale, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

556469 added on 10/13/09 > HELLO I AM SUB-CONTRACTOR I WORK FOR ARM BEL MAINTENANCE INC. IT IS A CONSTRUCTION COMPANY. I OWN A HOUSE IN MIRAGE, ARIZONA I AM REMODELING MY INVESTMENT HOUSE DOWN THERE. I HAVE A GOOD INCOME ABOUT 250.000 GROSS A YEAR 155.000 NET. THIS IS FULLY VERIFIABLE INCOME. I HAD THE PROPERTY SINCE 2007. IF I SPEND AROUND 20,000 IN SUPPLY AND LABOR IS CHEAP AS I AM A SUB-CONTRACTOR, I GUARANTEE AT LEAST THE PRICE OF THE HOUSE WILL GO UP OVER 100,000. THIS MY PROFESSIONAL ESTIMATE.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,575.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 451584

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451584	$11,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451584. Member loan 451584 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	reRubber LLC	Debt-to-income ratio:	22.90%
Length of employment:	4 years	Location:	Ontario, CA

Home town:	Cupertino
Current & past employers:	reRubber LLC
Education:	University of California-Santa Barbara (UCSB)

This borrower member posted the following loan description, which has not been verified:

556491 added on 10/14/09 > I plan to use the funds to eliminate debt on several bad credit cards in hoping to close those accounts for good. I am a reliable borrower because I have never been late on any payments and have always paid on time throughout my credit history. I have a well paying job as a Business Development Manager for a Green Recycling Company that is in process of expanding. I could afford payments and slowly eliminate my debt without any issues but the high interest rates charged by these banks makes it difficult to lower the numbers. I also live with family so I have no rent costs and basically my highest expense is my debt. 556491 added on 10/14/09 > Since I've been asked other questions, here are some other details that may provide further assurance to potential investors. I am the sole earner of my month wages listed and my car is paid in full. Any student loans I had are being taken care of by family members. The rest of the credit debt I'm not loaning for has little to no interest rates so I'm just mainly looking to eliminate the debt that has high interest rates. Please let me know if there are any other questions. 556491 added on 10/18/09 > Another question I've been asked was what measures have I been taking to eliminate debt. I don't ever use credit cards anymore eliminating any additional debt. Moving back with my family members have cut my costs down and my company just started to pay for my cellular bills. Besides regular expenses such as basic necessities, I've limited all my expenses down to eliminate the debt as soon as possible. Since the interest rates have increased significantly in the past half year for a few of my accounts, I can only imagine it'll take much longer than anticipated. LendingClub is a just a better financial solution in assisting me in this process.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,297.00	Public Records On File:	0
Revolving Line Utilization:	80.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451606

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451606	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451606. Member loan 451606 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	n/a	Debt-to-income ratio:	12.34%
Length of employment:	n/a	Location:	Austin, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

556547 added on 10/14/09 > Using Funds for Debt Consolidation Excellent Credit Self Employed 15 plus years

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,387.00	Public Records On File:	0
Revolving Line Utilization:	36.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451617

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451617	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451617. Member loan 451617 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,326 / month
Current employer:	n/a	Debt-to-income ratio:	16.65%
Length of employment:	n/a	Location:	Guthrie, OK

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

556575 added on 10/14/09 > I am retired with a guaranteed income for life from the Oklahoma Uniform Retirement System for Judges and Justices and social security. This loan will allow me to reduce my monthly payments by over $100.00 and to pay these credit cards off in three years. 556575 added on 10/14/09 > I have had unsecured credit card debt for many years and have never missed a monthly payment. I have more than enough life insurance for my wife to use to pay this obligation in the event I were to die before it is paid off.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1980	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,413.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451628

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451628	$10,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451628. Member loan 451628 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	guida scrap metal	Debt-to-income ratio:	14.31%
Length of employment:	3 years	Location:	LEVITTOWN, PA

Home town:
Current & past employers:	guida scrap metal
Education:

This borrower member posted the following loan description, which has not been verified:

556610 added on 10/15/09 > Please visit our companies website www.cwsone.com 556610 added on 10/15/09 > Our business is currently running and has it's highest enrollment in years. We would like this money sothat we can make se improvements to our studio. We want our studio to be a place where our students come and feel at home. We want them to feel comfortable and happy to be there. This will keep kids off the streets and at a place that keels them safe and always learning. 556610 added on 10/20/09 > We are currently starting to do birthday parties at the dance studio. They seem to be a big success,we had our first party this past weekend and we gained 4 new students. We will also be doing a breakfast with Santa around Christmas. We are doing everything we can to get the student as much exsposure as possible. Thank you for your investments thus far.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	68
Revolving Credit Balance:	$980.00	Public Records On File:	0
Revolving Line Utilization:	32.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 451632

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451632	$10,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451632. Member loan 451632 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	verizon wireless	Debt-to-income ratio:	18.02%
Length of employment:	4 years	Location:	OCOEE, FL

Home town:
Current & past employers:	verizon wireless
Education:

This borrower member posted the following loan description, which has not been verified:

556618 added on 10/14/09 > I'm a very successful sales manager with verizon wireless with an excellent track record. I have been employee with the number one wireless carrier for 3 years and even with this challenge economy we're still very successful growing our business.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	48
Revolving Credit Balance:	$11,188.00	Public Records On File:	0
Revolving Line Utilization:	42.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 451705

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451705	$10,200	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451705. Member loan 451705 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Purdum Gray Ingledue	Debt-to-income ratio:	9.48%
Length of employment:	10 + years	Location:	Macomb, IL

Home town:
Current & past employers:	Purdum Gray Ingledue
Education:

This borrower member posted the following loan description, which has not been verified:

546561 added on 10/14/09 > I have managed to pay off 1 small credit card and would like to pay off 2 more that have interest rates in the 20+% range. Thank you in advance for your consideration in my quest to get out of credit card debt.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	31
Revolving Credit Balance:	$18,393.00	Public Records On File:	0
Revolving Line Utilization:	71.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 451757

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451757	$18,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451757. Member loan 451757 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	US Coast Guard	Debt-to-income ratio:	19.71%
Length of employment:	5 years	Location:	La Jolla, CA

Home town:
Current & past employers:	US Coast Guard
Education:

This borrower member posted the following loan description, which has not been verified:

556883 added on 10/15/09 > Loan will cover some credit card debt and a boat loan with a higher interest rate.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	31
Revolving Credit Balance:	$3,519.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451764

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451764	$8,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451764. Member loan 451764 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Dow Jones & Co	Debt-to-income ratio:	17.72%
Length of employment:	10 + years	Location:	Plainsboro, NJ

Home town:
Current & past employers:	Dow Jones & Co
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,470.00	Public Records On File:	0
Revolving Line Utilization:	85.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451779

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451779	$8,700	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451779. Member loan 451779 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,360 / month
Current employer:	Serra Manufactoring	Debt-to-income ratio:	11.27%
Length of employment:	4 years	Location:	LAKEWOOD, CA

Home town:
Current & past employers:	Serra Manufactoring
Education:

This borrower member posted the following loan description, which has not been verified:

556923 added on 10/30/09 > I plan to consolidate my credit card balances. I've never been late or missed a payment to anyone i have borrowed money from. My credit score and reputation is very important to me. After deducting my monthly bills to my take home income i have $730.00 left over to spend a month. I also make extra money by cutting hair, selling avon, working at a ceramic shop which i did not inclued in my monthly income. Even though my side work is part time i do have a stable income month to month with them. As well as my full time job at the manufactoring company. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,430.00	Public Records On File:	0
Revolving Line Utilization:	71.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451916

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451916	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451916. Member loan 451916 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	rodaninicatering	Debt-to-income ratio:	1.97%
Length of employment:	4 years	Location:	woodside, NY

Home town:
Current & past employers:	rodaninicatering
Education:

This borrower member posted the following loan description, which has not been verified:

557245 added on 10/29/09 > hi,tank for consider my aplication 557245 added on 10/29/09 > hi,tank for you time

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	49
Revolving Credit Balance:	$3,086.00	Public Records On File:	0
Revolving Line Utilization:	28.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 452145

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452145	$21,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452145. Member loan 452145 was requested on October 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	Military	Debt-to-income ratio:	18.85%
Length of employment:	1 year	Location:	Tucson, AZ

Home town:	Shepherd
Current & past employers:	Military
Education:

This borrower member posted the following loan description, which has not been verified:

557762 added on 10/15/09 > Thank you so much. I will be able to save money now and pay off my cards faster. 557762 added on 10/17/09 > I am in the military and have been for 17 years. A majority of that time was spent in the Air National Guard, however I am full time again. I have approximately 10 years before I retire. I get paid on the 1st and 15th routinely. I always pay over the amaount on my credit cards, but I feel like I can not get ahead. I have been really stressing out thinking about my retirement. I had a credit card cutting ceremony-I am serious. I have already decided how much I will save per month and it will be debeted from my pay, into an account that I will not touch. 557762 added on 10/25/09 > I wanted to thank all investors that have funded my loan thus far. I am excited about the my fresh start opportunity. Below, I've provided my actual budget for the first half of November. I have talked to my utility company and had a few of my bills due at the latter end of the month so that I could pay my entire mortgage on the 1st. I was paying the mortgage on the 15th, never busting the grace period...but always incurring a fee. Becasue I will pay the mortage on the 1st-I was reap an annual saving of $144. This may seem miniscual, but every dollar brings me closer to being debt free. Mortgage 1321.78 Southwest Gas 24.56 USAA Insurance 0 (end of cycle) Groceries 75 Gas 60 TEP 114.16 Tucson Water 51.46 Snap Fitness 31 (last month) Dillards (pay off with lening club loan) Citibank (pay off with lending club loan) That gives me a disposalable 500.04. I will put half in savings and put the rest towards my Federal School Loan ( the only debt that will not be paid off with the Lending Club Loan. 557762 added on 10/25/09 > I just noticed that my profile says tha I have been with my current employer for 1 year. This is incorrect, I have been at my current duty station since 1997 (I am active duty Air National Guard) and I have been in the military for 17 years. Before my guard career I was Acitve duty Air Force stationed at Tyndall and Andersen.

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,020.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452168

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452168	$15,250	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452168. Member loan 452168 was requested on October 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	State Attorney's Office	Debt-to-income ratio:	23.21%
Length of employment:	4 years	Location:	SAFETY HARBOR, FL

Home town:
Current & past employers:	State Attorney's Office
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,715.00	Public Records On File:	0
Revolving Line Utilization:	96.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452354

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452354	$12,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452354. Member loan 452354 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Exploria	Debt-to-income ratio:	6.11%
Length of employment:	< 1 year	Location:	Blue Bell, PA

Home town:
Current & past employers:	Exploria
Education:

This borrower member posted the following loan description, which has not been verified:

558205 added on 10/23/09 > I am in Executive level position with a stable company. Our company operates in the Pharmaceutical Industry. Solid credit score and zero risk customer 558205 added on 10/23/09 > Will use the loan to pay a credit card and also do some home improvement.

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	27
Revolving Credit Balance:	$2,874.00	Public Records On File:	0
Revolving Line Utilization:	4.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452356

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452356	$9,700	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452356. Member loan 452356 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,917 / month
Current employer:	International Paper	Debt-to-income ratio:	8.15%
Length of employment:	4 years	Location:	Wheaton, IL

Home town:	Sparta
Current & past employers:	International Paper, Nestle Purina
Education:	Pittsburg State University

This borrower member posted the following loan description, which has not been verified:

558216 added on 10/21/09 > Looking for a loan to help pay for our wedding on New Year's Eve. I currently have no debt obligations and my fiancee just graduated from Medical School and will be starting work in June. I have excellent credit and have never been late with a payment. Thanks!

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,953.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 452382

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452382	$1,600	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452382. Member loan 452382 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	Logicalis	Debt-to-income ratio:	9.21%
Length of employment:	4 years	Location:	seattle, WA

Home town:
Current & past employers:	Logicalis
Education:

This borrower member posted the following loan description, which has not been verified:

558315 added on 10/16/09 > Hello, I am paying off the remainder of my credit card debt, and would like to decrease the amount of interest I'm paying while I do that.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	34
Revolving Credit Balance:	$2,822.00	Public Records On File:	0
Revolving Line Utilization:	40.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452391

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452391	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452391. Member loan 452391 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Siemens	Debt-to-income ratio:	6.84%
Length of employment:	4 years	Location:	Milpitas, CA

Home town:
Current & past employers:	Siemens
Education:

This borrower member posted the following loan description, which has not been verified:

558327 added on 10/16/09 > This loan will be used to pay my moms credit card debt. She's been thru a rough patch and divorce and this loan will help her get the credit card companies off her back and back on her feet. 558327 added on 10/16/09 > I've been working for a stable company for the last 4 years, even thru the downturn in the economy. My mom will be paying me for the loan every month in full, since it is less than all her payments combined.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,303.00	Public Records On File:	0
Revolving Line Utilization:	26.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452401

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452401	$15,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452401. Member loan 452401 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	BAE Systems	Debt-to-income ratio:	13.81%
Length of employment:	2 years	Location:	WASHINGTON, DC

Home town:	Reading
Current & past employers:	BAE Systems
Education:	George Washington University (GW)

This borrower member posted the following loan description, which has not been verified:

558346 added on 10/16/09 > I am an Engineer with a stable job trying to consolidate my high interest credit card debt. I have been working at BAE Systems for over a year now as a mechanical engineer. My job pays me well, and I have already been given a raise twice since starting in July 2008. I need this loan to pay off my cards that have interest rates of 22.74% and 29.99% with balances of $1164.76 and $9058.33 respectively. I also have 2 other cards with balances of $1863.92 and $480.50 with APRs of 9.99% and 12.90% respectively that I would like to consolidate so I can close all but one of these accounts and make just one monthly payment. Although I am close to my limit on my credit cards, I have been able to maintain a good credit score because I make all my payments on time and I have no delinquencies or public records. The reason my cards are so close to their limit is because I went to abroad for 6 months after graduation in 2007. Unfortunately it was more expensive than I thought it would be and I ended up over-using my credit cards. Since returning I have changed my credit card utilization significantly, I only carry one of my cards with me and it is used for emergency purposes only. Also, I use online banking and automatic bill-pay for my credit cards, student loans, and utility bills, this helps me keep a close eye on my budget so that I can make responsible financial decisions. Please, help me simplify my budget by getting rid of these high interest cards. My other monthly expenses include: rent $710, student loans $175, $85, $100, utilities $85-120, cable $45, and transportation $200 (I live in the city and take the train to work), which totals $1420/month, my income, after taxes and contribution to my 410K, is $3100/month, that leaves $1680/month. Currently the minimum payments on my cards are $52, $37, $25, and $350, but over the last 6 months I have been paying $80, $75, $45, and $400 respectively so that I m not just paying off the interest (its not much, but its a start). If you factor these payments (totaling $600) into my monthly budget, I am left with $1080/month for groceries and personal expenses. This loan would replace my current card payments of $600 with the loans monthly payment of $519. The fact that I have been paying $500-600/month for these cards for the last 2 years without being late or delinquent on any of my accounts is proof that I can afford to pay back this loan, thus making it a safe bet. I would use this loan to completely payoff all of my cards, and close my high interest accounts.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,217.00	Public Records On File:	0
Revolving Line Utilization:	96.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452407

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452407	$6,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452407. Member loan 452407 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	Kaiser Permanente	Debt-to-income ratio:	20.40%
Length of employment:	3 years	Location:	Antioch, CA

Home town:
Current & past employers:	Kaiser Permanente
Education:

This borrower member posted the following loan description, which has not been verified:

558357 added on 10/16/09 > I plan on using this loan to consolidate student debt along with another account debt. 558357 added on 10/22/09 > I want to give a little more description to this loan request. I recently got married, and my husband and I own a timeshare together. It's a balance of about $4300 left on that loan, but at a much higher interest rate. Additionally, I am entering my last semester of college, and will be needing to pay tuition of $1700 on December 18th. This loan will be very managable - it replaces a loan we already pay around $110/month for, and eliminates our need to add more credit card debt to our lives by paying for my tuition that way. We also recently consolidated households - I previously rented an apartment and he has owned our home for 5 years now, so we have more money in our monthly budget overall. This is mainly to make our finances more affordable on a monthly basis while I finish out what has been a very expensive college experience! Please refer to my other loan - 350206 - for my excellent borrowing history with the Lending Club.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,278.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452429

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452429	$6,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452429. Member loan 452429 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,915 / month
Current employer:	n/a	Debt-to-income ratio:	1.61%
Length of employment:	n/a	Location:	Hurricane, UT

Home town:	Milwaukee
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

558389 added on 10/16/09 > I have very good income (I'm on full time disability so it's guaranteed to never end), so you can feel safe about me never "losing my job"...as such, you may feel confident I can always make my payments. 558389 added on 10/16/09 > This loan will partially be used to include: putting a 3.5% down payment on my newly purchased $105,000 house; moving expenses, and pay off my credit card bills. 558389 added on 10/17/09 > Whatever is left over will be used to travel back to Wisconsin (I live in Utah) to see my family, whom I hardly ever get to see. Any remaining will go into my bank account to guarantee even further that I will always have enough to make sure you get paid back. If you are seeing those 3 delinquencies, and are reconsidering lending to me based on those ~ please know that I don't want you to feel concerned, and want to do whatever I can to make you feel safe about helping me out. I've always had automated payments with pretty much any company I ever dealt with. Those 3 times, I started out with a couple of different accounts with manual payments instead of the automated, which everything else was. Because I was used to automated, I had difficulty remembering to pay those manually, thereby ending up with those 3 "more than 30 days late" on my credit report. I have since switched those over to automated, and have never had a problem since. As you know, re-payment for this loan is automated, which guarantees you will be re-paid. And like I said, since I am on full time disability, my monthly income is in no danger of ending. Not all that long ago, my credit score was 800...it went down a bit when I had those difficulties, but now I am completely back on track & am doing whatever I can to raise my credit score back up, hopefully to 800 again. I hope I have answered any questions or concerns you might have; I just want you to know that I am a safe investment, so you can feel secure about helping me take my next step up in life!!! Thank you so much in advance for your help!!!

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	26	Months Since Last Delinquency:	8
Revolving Credit Balance:	$1,926.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 452441

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452441	$5,000	20.52%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452441. Member loan 452441 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,833 / month
Current employer:	crescent drilling and production	Debt-to-income ratio:	0.17%
Length of employment:	5 years	Location:	miami , FL

Home town:
Current & past employers:	crescent drilling and production
Education:

This borrower member posted the following loan description, which has not been verified:

558407 added on 10/19/09 > i have no debt, but i am gonna use this money for a few miscellaneous items, such as, i.e., getting my knee scoped, fixing a car that i will sell, tv for downstairs, pay 2 credit cards with a total of $2300.00 for both and to have in the bank. my job is secure and i make good money in the oilfied, working offshore as an engineering specs hand. i am a very good borrower. i have excellent credit and pay the bills i have on time and i have very little, if no debt. my monthly bills total about $2000.00, so my living expenses are manageable. been at my position for 4 years and there will always be a need for the exploration of oil and acquiring this resource.

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$444.00	Public Records On File:	0
Revolving Line Utilization:	82.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 452480

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452480	$18,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452480. Member loan 452480 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	KHM Studios / (2nd job DRIVE LLC.)	Debt-to-income ratio:	23.48%
Length of employment:	9 years	Location:	San Antonio, TX

Home town:
Current & past employers:	KHM Studios / (2nd job DRIVE LLC.)
Education:

This borrower member posted the following loan description, which has not been verified:

558492 added on 10/21/09 > Earlier this year my credit card rates have double and in one case tripled. None of the companies are willing to negotiate a better rate so I am wanting to pay them all off and not do business with those companies any longer. I don't mind paying interest that is agreed upon but when they just raise rates from one month to the next, after being an on time paying customer for years, I don't feel that is a good business practice. A small portion of the funds will also be used to replace the stairs leading from the back of my home down to the back yard which is about an 8 foot drop. The home is 9 years old and the stairs must be replaced. The estimated payment for this loan is actually slightly less than what I pay for all my credit cards combined on a monthly basis so it will not impact my monthly budget at all. It will actually free up about $50.00 a month. As far as employment, I have been with one company for almost 8 years now as an audio engineer and computer systems tech. It's a small company and very stable since we are diverse in the type of work we do. When the market drops in one area, our work load increases in other. My second job as an audio engineer/lighting director for a Production company is also very stable. We provide concert gear for several national acts as well as a local group that has had steady work for the passed 5 years now and are booked a minimum of 6 nights a week 12 months in advance. I was contract until the beginning of this year when I was made an employee. That company is only getting busier by the day. As my credit shows. I have not had any negative marks for at least 5 years now. I have made a huge effort to organize myself financially and have achieved it. The credit cards I have were all opened to help raise my credit score and everything was going fine until the market freaked out as we all know and the banks started raising everyone's rates.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,369.00	Public Records On File:	0
Revolving Line Utilization:	91.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452505

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452505	$14,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452505. Member loan 452505 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,025 / month
Current employer:	PriceWaterhouseCoopers LLP	Debt-to-income ratio:	4.57%
Length of employment:	3 years	Location:	Pittsburgh, PA

Home town:
Current & past employers:	PriceWaterhouseCoopers LLP
Education:	Robert Morris University

This borrower member posted the following loan description, which has not been verified:

558543 added on 10/17/09 > I gave a loan to my parents to finish their house as my dad could not work due to a surgery. They are unlikely going to pay me back in the near future and I have multiple issues with my vehicle that needs to be addressed. I appreciate your help. 558543 added on 10/17/09 > I am a good borrower due to the fact that I don't have a lot of outstanding debt at this time. I was promoted in less than 2 years and my job security is extremely safe. 558543 added on 10/17/09 > I am also trying to persue my MBA and as I am reimbursed by my employer I still need to pay up front for classes. Due to the circumstances I am in it would be extremely difficult for me to go back for that schooling. 558543 added on 10/17/09 > The only true expenses that I have currently are associated with my renting of an apartment. Monthly expenses range from $600-$800 a month

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,937.00	Public Records On File:	0
Revolving Line Utilization:	84.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452507

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452507	$18,250	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452507. Member loan 452507 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Falcon School District 49	Debt-to-income ratio:	23.72%
Length of employment:	10 + years	Location:	COLORADO SPRINGS, CO

Home town:	Takoma Park
Current & past employers:	Falcon School District 49, Department of Defense Dependent Schools (DODDSs), US Army
Education:	California State University Sacramento, University of Colorado Colorado Springs, Rochester Institute of Technology (RIT), Purdue University

This borrower member posted the following loan description, which has not been verified:

558547 added on 10/23/09 > Consolidate High Interest Credit Cards 558547 added on 10/23/09 > Here is the website for Project Lead the Way~I am a PLTW Engineering Instructor~ http://www.pltw.org/ Here is my school website~ http://www.d49.org/schools/vrhs/ Here is my School District Website~ http://www.d49.org/Pages/default 558547 added on 10/23/09 > I am looking foward to getting out of the clutches of credit card companies. I plan on keeping one credit card open for emergencies only. I have never been late on any of my accounts and have an excellent credit history along with a stable job. I have already sent employer verification information to lending club along with my paystubs~ 558547 added on 10/25/09 > I would like to thank everyone for their consideration in funding my loan!

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,298.00	Public Records On File:	0
Revolving Line Utilization:	99.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 452542

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452542	$14,400	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452542. Member loan 452542 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Systems Refrigeration	Debt-to-income ratio:	24.41%
Length of employment:	8 years	Location:	DU BOIS, PA

Home town:
Current & past employers:	Systems Refrigeration
Education:

This borrower member posted the following loan description, which has not been verified:

558656 added on 10/19/09 > I have a very stable job with great pay-the credit card crisis has really hurt our monthly budget due to outrageous fees and increasing interest rates.We have the financial resources available but our money is going to the wrong places! With this money we will be able to pay off 4 credit cards now and 2 more in January. Thank you for this opportunity-all we really need is a fresh start! 558656 added on 10/26/09 > Some good news for us-my wife was just hired as a driver helper for the holiday season with UPS. Hard work and the faith of strangers will see us out of this debt. Thank you to all who have contributed so far!

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,515.00	Public Records On File:	0
Revolving Line Utilization:	82.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 452580

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452580	$24,150	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452580. Member loan 452580 was requested on October 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Twinspires	Debt-to-income ratio:	20.15%
Length of employment:	1 year	Location:	APTOS, CA

Home town:
Current & past employers:	Twinspires
Education:

This borrower member posted the following loan description, which has not been verified:

558736 added on 10/17/09 > I'm looking for a loan to enable me to consolidate and pay off credit card debt gained while in college. I much rather lock in a reasonable rate of a personal loan as opposed to the skyrocketing rates from the credit companies. I've got a great track record and have never missed a payment or paid the mere minimal.

A credit bureau reported the following information about this borrower member on October 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$68,903.00	Public Records On File:	0
Revolving Line Utilization:	92.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452584

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452584	$5,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452584. Member loan 452584 was requested on October 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Walker Partners	Debt-to-income ratio:	18.04%
Length of employment:	3 years	Location:	Waco, TX

Home town:
Current & past employers:	Walker Partners
Education:

This borrower member posted the following loan description, which has not been verified:

558740 added on 10/17/09 > truck repair

A credit bureau reported the following information about this borrower member on October 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,768.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452594	$24,250	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452594. Member loan 452594 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$18,750 / month
Current employer:	Cleveland Clinic	Debt-to-income ratio:	9.91%
Length of employment:	10 + years	Location:	SOLON, OH

Home town:
Current & past employers:	Cleveland Clinic
Education:

This borrower member posted the following loan description, which has not been verified:

558756 added on 10/26/09 > The loan is to cover a "short-sell" on an old house. The mortgage is much more than this loan and can easily be repaid once the home is sold.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	44
Revolving Credit Balance:	$41,634.00	Public Records On File:	0
Revolving Line Utilization:	56.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 452599

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452599	$8,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452599. Member loan 452599 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Dress Barn	Debt-to-income ratio:	14.94%
Length of employment:	2 years	Location:	SHEBOYGAN, WI

Home town:
Current & past employers:	Dress Barn
Education:

This borrower member posted the following loan description, which has not been verified:

558769 added on 10/23/09 > Much needed debt consolidation. Just got married and would like a fresh start. 558769 added on 10/23/09 > We plan to use the funds to pay off all debts collected from getting married as well as a big car expense that came up. We have always paid all of our debts on time as you can see from the file. Our jobs are very stable and I will probably be promoted into management by next year. We don't have to spend much money per month other than standard utilities and of course the credit card debt. Our rent is very low as we live in my mother in laws old house and she is renting it to us. This loan would help us greatly to jump start our new marriage and get us on the right track to being debt free. 558769 added on 10/30/09 > Thanks to all who have invested so far! We greatly appreciate it!

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,455.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 452602

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452602	$11,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452602. Member loan 452602 was requested on October 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	LA Packing, Crating and transport	Debt-to-income ratio:	11.36%
Length of employment:	10 + years	Location:	Hollywood, CA

Home town:
Current & past employers:	LA Packing, Crating and transport
Education:

This borrower member posted the following loan description, which has not been verified:

558776 added on 10/17/09 > I have three credit cards. Total debt of $10,360.00 I work for a wonderful company and this November i will have been there for 12 years. I am in the middle of my transsitioning from male to female. My hormone treatments is very expensive and I can not use my health ins. It's all cash. I also had two root canals done costing me $3000.00. That just put me over the top. I did pay that card down to $550 from $3000. My only bills i have is rent:$800 and cable/internet$120 a month. And my hormones cost me about $265 a month. I am bringing home about $2100. Paying of these cc would allow me to start saving for my surgery which will cost me about $16000. I have never missed a payments. Late payment, never. I would really like to pay these cc off. Thank you for helping me....Lisa 558776 added on 10/22/09 > I just want to add something. I am an investor too. My portfolio is made up with speculative stocks. Stocks costing from $2-$10. I am down about 60%. Big mistake. Lesson learned. This was my surgery money. This acct is very important to me. Now I learned about p2p lending. I would rather help other investors earn 9% - 10.64% return then pay these cc and banks that keep changing the rules. I am paying around $200 a month on interest. I will never pay down my debt. Take a chance on me and let me help you make some money. Thank you....Lisa 558776 added on 10/25/09 > I hope i am not breaking any rules, but; i just want to thank everyone for funding my loan. Thank you....lisa

A credit bureau reported the following information about this borrower member on October 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,908.00	Public Records On File:	0
Revolving Line Utilization:	92.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452649

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452649	$11,975	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452649. Member loan 452649 was requested on October 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	4G Wireless - Verizon	Debt-to-income ratio:	22.74%
Length of employment:	1 year	Location:	Escondido, CA

Home town:
Current & past employers:	4G Wireless - Verizon
Education:

This borrower member posted the following loan description, which has not been verified:

558864 added on 10/17/09 > This loan will help pay for wedding expenses. 558864 added on 10/28/09 > I am a very good investment when it comes to these kind of things. Even though I am carrying some credit debt, I have never missed a payment or have been late for one.

A credit bureau reported the following information about this borrower member on October 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,721.00	Public Records On File:	0
Revolving Line Utilization:	67.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452706

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452706	$24,250	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452706. Member loan 452706 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,333 / month
Current employer:	n/a	Debt-to-income ratio:	5.99%
Length of employment:	n/a	Location:	CHANUTE, KS

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

559037 added on 10/20/09 > I will pay off taxes and credit cards to establish a better credit rating in hopes of purchasing a home! I have payed off a pickup truck thru GMAC and currently paying on another vehicle thru GMAC. I am a long haul truck driver and have been paying on a truck in which I will soon have payed for on a lease purchase program thru Dart Transit Based in Eagan ,Mn! My monthly budget Varies between $1700-$2000 a month!

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,548.00	Public Records On File:	0
Revolving Line Utilization:	63.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452710

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452710	$1,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452710. Member loan 452710 was requested on October 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	12.05%
Length of employment:	n/a	Location:	Madison, WI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

559042 added on 10/18/09 > The kids have finally moved out and it's time to refresh the first-floor paint.

A credit bureau reported the following information about this borrower member on October 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$269,726.00	Public Records On File:	0
Revolving Line Utilization:	4.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452716

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452716	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452716. Member loan 452716 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,750 / month
Current employer:	Safety Compliance Company	Debt-to-income ratio:	17.68%
Length of employment:	10 + years	Location:	Costa Mesa , CA

Home town:
Current & past employers:	Safety Compliance Company
Education:

This borrower member posted the following loan description, which has not been verified:

559059 added on 10/30/09 > This loan is simply to consolidate my debt and allow me to be debt free within 3 years. The interest rates on my current credit cards have been raised for no reason. I miss no payments, which is easily verified in my credit report. I have been working for the last 11 years for the same company and make $105,000 a year, which I have made for the last 6 years. The 3 year monthly payment on this loan is less than my current monthly payments on my credit cards. Thank you

A credit bureau reported the following information about this borrower member on October 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,424.00	Public Records On File:	1
Revolving Line Utilization:	89.80%	Months Since Last Record:	91
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452749

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452749	$8,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452749. Member loan 452749 was requested on October 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Hershey Entertainment and Resorts	Debt-to-income ratio:	20.16%
Length of employment:	1 year	Location:	MARIETTA, PA

Home town:	Danville
Current & past employers:	Hershey Entertainment and Resorts, Carrabbas Italian Grill
Education:	Art Institute Pittsburgh

This borrower member posted the following loan description, which has not been verified:

559124 added on 10/18/09 > I am opening a photography studio in a week and am looking for $8000 to help with advertisements, new equipment and a few last renovations. I have a very stable income and used the funds I had saved for renovations. My photography company brings in a great deal of money each year and I am opening the studio because of a high demand for my work. I am almost completely booked until late December 2009 and am booking alot of photography shoots for 2010. 559124 added on 10/18/09 > - I am a sole proprietor - I have no bad marks or late payments on my credit history 559124 added on 10/20/09 > I will have direct debit from my business bank account so all payments will be made on time and above minimum payment. 559124 added on 10/22/09 > Thank you to those who have helped fund my loan thus far!

A credit bureau reported the following information about this borrower member on October 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,923.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452773

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452773	$11,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452773. Member loan 452773 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	USIS	Debt-to-income ratio:	19.03%
Length of employment:	6 years	Location:	orlando, FL

Home town:
Current & past employers:	USIS
Education:

This borrower member posted the following loan description, which has not been verified:

559187 added on 10/29/09 > Loan money is being used to pay off credit card balances. I am current on all. I want to be able to pay one provider and not several. I am stable and have worked for my company for over 6 years. Repayment of this loan will not be a concern. The monthly payment that I pay on all the credit card bills is compatible with the loan monthly payment. Welcomed to call my employer and any other creditors listed on my credit report to verify that I am good pay. 559187 added on 10/29/09 > I am current on all. I want to be able to pay one provider and not several. I am stable and have worked for my company for over 6 years. Repayment of this loan will not be a concern. The monthly payment that I pay on all the credit card bills is compatible with the loan monthly payment. Welcomed to call my employer and any other creditors listed on my credit report to verify that I am good pay.

A credit bureau reported the following information about this borrower member on October 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,112.00	Public Records On File:	1
Revolving Line Utilization:	53.50%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452808

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452808	$12,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452808. Member loan 452808 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Sunrise Medical	Debt-to-income ratio:	7.41%
Length of employment:	6 years	Location:	Denver, CO

Home town:
Current & past employers:	Sunrise Medical
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,610.00	Public Records On File:	0
Revolving Line Utilization:	29.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452896

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452896	$24,150	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452896. Member loan 452896 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,625 / month
Current employer:	Office of Court Administration	Debt-to-income ratio:	13.88%
Length of employment:	10 + years	Location:	STATEN ISLAND, NY

Home town:
Current & past employers:	Office of Court Administration
Education:

This borrower member posted the following loan description, which has not been verified:

559429 added on 10/19/09 > I want to pay off my credit cards in 3 years with one fixed payment. I pay all my bills on time without exception. I have an excellent income and a very secure job. (21 years) 559429 added on 10/24/09 > Admittedly, I was a little naive with the concept behind LendingClub. Only after perusing the site did I realize, I???m not dealing with the banking industry, but instead, I???m dealing with individuals just like myself. That said, I think it???s only fair I give a little background of whom I am and why I???m making my request. I???m a government employee with The Unified Court System which is comprised of all the courts in New York State plus the Office of Court Administration. I have worked for the Office of Court Administration for over 21 years. I started my career as a court officer and rose up the ranks to my present position as Deputy Chief Clerk. In today???s precarious working environment I can ensure you I have very secure employment and rewarding income. I have two children in college. I elected to pay a good portion of their college expenses with my credit cards. Hindsight suggests a different approach. As the end draws near, I would like to have all of my credit card???s expenses paid off within four years. I???m very comfortable with the payments offered by LendingClub. The interest rate is similar to the combined average of the cards I would like to payoff, but having automated payments and a three year payoff is satisfying. I want to thank everyone in advance for helping me reach one of my goals. I???m deeply grateful and humbled you made the decision to invest in me.

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	50	Months Since Last Delinquency:	22
Revolving Credit Balance:	$54,459.00	Public Records On File:	0
Revolving Line Utilization:	71.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452948

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452948	$4,400	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452948. Member loan 452948 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,672 / month
Current employer:	FASHION INSTITUTE OF DESIGN	Debt-to-income ratio:	17.58%
Length of employment:	3 years	Location:	SAN LEANDRO, CA

Home town:
Current & past employers:	FASHION INSTITUTE OF DESIGN
Education:

This borrower member posted the following loan description, which has not been verified:

559524 added on 10/30/09 > Paying off my citicard. 559524 added on 10/30/09 > I am now trying to pay off my credit cards. I've never been unemployed and with all my major credit cards paid off, I will only be focusing on paying you off. I am a full time Financial Aid Administrative Assistant.

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,390.00	Public Records On File:	0
Revolving Line Utilization:	83.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452957

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452957	$21,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452957. Member loan 452957 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Surgical Motion	Debt-to-income ratio:	18.59%
Length of employment:	3 years	Location:	STATEN ISLAND, NY

Home town:
Current & past employers:	Surgical Motion
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	33
Revolving Credit Balance:	$26,090.00	Public Records On File:	0
Revolving Line Utilization:	89.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 452961

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452961	$15,250	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452961. Member loan 452961 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	Polytechnic School	Debt-to-income ratio:	24.08%
Length of employment:	7 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Polytechnic School
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	30
Revolving Credit Balance:	$22,240.00	Public Records On File:	0
Revolving Line Utilization:	84.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452990	$24,250	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452990. Member loan 452990 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	n/a	Debt-to-income ratio:	12.55%
Length of employment:	n/a	Location:	HERNANDO, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

559594 added on 10/22/09 > I do not make mortgage payments as I have a reverse mortgage. I need to consolidate credit card debt.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,191.00	Public Records On File:	0
Revolving Line Utilization:	27.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 453023

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453023	$17,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453023. Member loan 453023 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	United States Army	Debt-to-income ratio:	12.70%
Length of employment:	6 years	Location:	Flowery Branch, GA

Home town:
Current & past employers:	United States Army
Education:	Kent State University-Kent Campus

This borrower member posted the following loan description, which has not been verified:

559662 added on 10/19/09 > Hello there! What can I say really, other than the fact that I'm trying to do some refinancing and debt consolidation....school loans, everyday bills....simplifying life! I've got great credit (742 to be exact!), I pay my bills on time and have a steady job with the Army--good investment, no? Besides, I'm cute and you can't pass that up! So do yourself a favor and throw some funding my way. We'll mooch off one another for a while and come out on top in this crazy system called the national economy! Thank you in advance--you're my hero :) 559662 added on 10/20/09 > I have been informed that the previous half of my loan description was not appropriate and after allowing myself a second of humiliation, I have decided that this person is right. Therefore, I will leave a description that is actually honest and real because that's really all there is. Frankly, this whole process--talking to banks, looking at various lines of credit and doing research--has been somewhat disheartening and what I previously wrote was a sarcastic, pessimistic version of that. Most of my debt (as I'm sure is the case with many other borrowers on this site) comes from student loans. Currently, I'm in grad school full-time and I work full-time which doesn't always seem to present well for banks. However, I'm not your typical student. I have excellent credit and I ALWAYS pay my bills on time, but I just happen to enjoy learning and have not reached the point in my life yet where my "ideal job" is attainable (doctorate here I come). I wish I could say that I had the job and career (even kids) which would allow me to settle down, but I've still got a little ways to go before any of that comes to fruition. As far as the military goes, they have paid for a decent portion of my education (which I am extremely greatful); however, anyone who is familiar with how Tuition Assistance works knows that they certainly don't pay for everything. I can't complain, I've been given a great opportunity to continue my schooling and not everyone gets that chance. Still, I could use some help because I desprately want to simplify the rest of my life by consolidating all of those loans into one place. Thank you in advance.

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,644.00	Public Records On File:	0
Revolving Line Utilization:	52.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453095

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453095	$8,400	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453095. Member loan 453095 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,633 / month
Current employer:	Cooper Power Systems	Debt-to-income ratio:	20.20%
Length of employment:	2 years	Location:	SOUTH MILWAUKEE, WI

Home town:
Current & past employers:	Cooper Power Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,851.00	Public Records On File:	0
Revolving Line Utilization:	78.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453280

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453280	$20,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453280. Member loan 453280 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Citrin Cooperman & Co.	Debt-to-income ratio:	11.78%
Length of employment:	< 1 year	Location:	MASSAPEQUA PARK, NY

Home town:
Current & past employers:	Citrin Cooperman & Co.
Education:

This borrower member posted the following loan description, which has not been verified:

560247 added on 10/20/09 > This is a personal loan to help fix my Cash Flow issues. I will pay this loan back within 12-18 months. 560247 added on 10/29/09 > Thank you to everyone for getting me half way there! I truly appreciate all of your assistance!! 560247 added on 11/02/09 > Thanks to everyone for making this loan possible. 85% funded and one day left! Thank you so much it is much appreciated.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,216.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453290

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453290	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453290. Member loan 453290 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,625 / month
Current employer:	general dynamics	Debt-to-income ratio:	10.19%
Length of employment:	4 years	Location:	troutdale, OR

Home town:
Current & past employers:	general dynamics
Education:

This borrower member posted the following loan description, which has not been verified:

560256 added on 10/20/09 > looking to remodel my kitchen and update my bathrooms.....my contractor is giving me a great deal and i need this money in other to get started. 560256 added on 10/22/09 > I have been on my job going on 5 years i have an excellent income. I was going to fund the job myself, but when i learned about the Lending Club and put in my information the rate i qualified for was very attractive so i figured i would move foward and fund the job with the Lending Club money raher than checking with a bank or credit union and let them earn more money off of hard working people.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	41
Revolving Credit Balance:	$19,315.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453361

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453361	$9,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453361. Member loan 453361 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	IIFData Solutions	Debt-to-income ratio:	9.19%
Length of employment:	1 year	Location:	arlington, VA

Home town:
Current & past employers:	IIFData Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

560416 added on 10/20/09 > I have a credit card through Yamaha that has an interest rate of 19.8%. This "credit" was provided (By Yahama Motors) for a motorcycle purchase through Yamaha back in 2007. Once the "credit card" is paid off (with this loan), I will receive the title and will be able to sell the motorcycle ASAP. I will most likely be able to get around 6500 for the motorcycle so most of this loan will get paid back once the motorcycle is sold. Thank you for your time, and money.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	25
Revolving Credit Balance:	$40.00	Public Records On File:	0
Revolving Line Utilization:	1.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453363

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453363	$24,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453363. Member loan 453363 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,600 / month
Current employer:	Miami Dade County Dept of Corrections	Debt-to-income ratio:	10.42%
Length of employment:	< 1 year	Location:	Miami, FL

Home town:
Current & past employers:	Miami Dade County Dept of Corrections
Education:

This borrower member posted the following loan description, which has not been verified:

560417 added on 10/20/09 > I need the loan to help my mom with some medical costs and I also need some new furniture.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,971.00	Public Records On File:	0
Revolving Line Utilization:	9.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453366

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453366	$24,250	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453366. Member loan 453366 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,417 / month
Current employer:	BlackRock	Debt-to-income ratio:	24.84%
Length of employment:	2 years	Location:	NEPTUNE, NJ

Home town:
Current & past employers:	BlackRock
Education:

This borrower member posted the following loan description, which has not been verified:

560424 added on 10/20/09 > Loan will be used to consolidate debt. 560424 added on 10/21/09 > Loan will be used to pay off high interest creditcards (24.99% - 29.99%) I am good borrower because I have a stable job and have never paid a bill late. Monthly budget is $5400 which include mortgage payment, car payment, creditcard payment, utility payment, insurance, other expenses

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	58	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$117,358.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453391

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453391	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453391. Member loan 453391 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,333 / month
Current employer:	Southwest Airlines	Debt-to-income ratio:	19.70%
Length of employment:	< 1 year	Location:	Denton, TX

Home town:
Current & past employers:	Southwest Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

560471 added on 10/22/09 > Consolidating several credit cards whose rates have gone up. Hardworker, I know the importance of excellent credit as my history shows. Continuous employement for 16 years, never been fired from a job. This is almost T-Bill quality :)

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,725.00	Public Records On File:	0
Revolving Line Utilization:	41.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453393

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453393	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453393. Member loan 453393 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,200 / month
Current employer:	Bobbi Hair Design	Debt-to-income ratio:	13.63%
Length of employment:	< 1 year	Location:	Smithtown, NY

Home town:
Current & past employers:	Bobbi Hair Design
Education:

This borrower member posted the following loan description, which has not been verified:

560473 added on 10/20/09 > medical expenses

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,338.00	Public Records On File:	0
Revolving Line Utilization:	86.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453411

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453411	$13,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453411. Member loan 453411 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	El Potro Mexican Restaurant, 4 of them	Debt-to-income ratio:	12.82%
Length of employment:	< 1 year	Location:	Winter Park, FL

Home town:
Current & past employers:	El Potro Mexican Restaurant, 4 of them
Education:

This borrower member posted the following loan description, which has not been verified:

560505 added on 10/20/09 > Getting the loan to provide smoother cash flow and to avoid mixing my business' money with personal funds. I am President of 4 successful restaurants and need to keep my growing family nicely taken care of.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	25
Revolving Credit Balance:	$140,601.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453432

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453432	$25,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453432. Member loan 453432 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Westin Hotel	Debt-to-income ratio:	13.16%
Length of employment:	7 years	Location:	Atlantic Highlands, NJ

Home town:
Current & past employers:	Westin Hotel
Education:

This borrower member posted the following loan description, which has not been verified:

560539 added on 10/20/09 > The loan will be for a 2007 f-350 with 18000 miles its from a privite guy. I was told this web site was better then going to banks. Great chance to use web site. Thanks 560539 added on 10/25/09 > I do plan on using it for starting a business and if everything works out i would like to use web site again. Thanks

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	28
Revolving Credit Balance:	$10,098.00	Public Records On File:	0
Revolving Line Utilization:	20.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 453437

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453437	$9,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453437. Member loan 453437 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,586 / month
Current employer:	Department of Veterans Affairs	Debt-to-income ratio:	11.88%
Length of employment:	1 year	Location:	Denver, CO

Home town:	Dallas
Current & past employers:	Department of Veterans Affairs
Education:	Baylor University

This borrower member posted the following loan description, which has not been verified:

560552 added on 10/20/09 > Between graduate school, moving across the country, and unexpected medical bills, I found myself further in a debt that seemed to get deeper and deeper. I desire nothing more than to live a debt free life, so that I can fully focus on what I'm passionate about - international volunteerism.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1979	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	22
Revolving Credit Balance:	$8,805.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 453460

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453460	$8,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453460. Member loan 453460 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,300 / month
Current employer:	abramson centre for jewish life	Debt-to-income ratio:	20.26%
Length of employment:	5 years	Location:	philadelphia, PA

Home town:
Current & past employers:	abramson centre for jewish life
Education:

This borrower member posted the following loan description, which has not been verified:

560600 added on 10/21/09 > thanks for the loan,referals will be made to my friends and colleagues, is loan usually disbursed promptly. 560600 added on 10/21/09 > thanks, loan accepted,referals will be made to friends introducing them to the club 560600 added on 10/22/09 > I have a stable job with abramson centre for jewish life. this is a nursing home that carters for the elderly. I work as a state licensed nurse. My job pays a monthly income of $4300, with a potential of increase annually. I am a good borrower, s my credit score tells the whole story. I have always honoured my credit obligation as at when due. The loan will be used for general home improvement and some other personal family expenses which require urgent attention. there is no fear that my income will be able to meet the loan servicing amount and there will not be any fear of default as i have a good credit record.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	43
Revolving Credit Balance:	$1,473.00	Public Records On File:	0
Revolving Line Utilization:	32.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 453462

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453462	$1,800	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453462. Member loan 453462 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	n/a	Debt-to-income ratio:	13.28%
Length of employment:	n/a	Location:	jacksonville, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

560614 added on 10/22/09 > Need this loan to avoid some high charges. Never been late with payment in my life or didn't pay back. 560614 added on 10/22/09 > This is a little time sensitive - if I won't be able to get till 26th then won't need it at all.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,751.00	Public Records On File:	0
Revolving Line Utilization:	76.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453503

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453503	$12,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453503. Member loan 453503 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,337 / month
Current employer:	Prometric	Debt-to-income ratio:	19.78%
Length of employment:	2 years	Location:	OWINGS MILLS, MD

Home town:
Current & past employers:	Prometric
Education:

This borrower member posted the following loan description, which has not been verified:

560723 added on 10/21/09 > This amount is to refinance a previous 5yr personal loan (46 months left) and my credit card debt. I currently pay more than $600 a month toward them, more than the minimum payment, and intend to allocate at least that much to this loan. I intend to get out of debt within 2 yrs and needed to reduce the interest rates. The listed income does not account for a part-time job providing $250-$350 a week after taxes. My plan it to use these $1000+ to pay for car-loan ($300, 27 months left) insurance and this. I just got a pay increase, so I feel secure at work. Thanks! 560723 added on 10/21/09 > The personal loan is $6300 at 24% and I have a closed credit card account with $1400 remaining at 22%. The current revolving balance includes 3 cards that will reset in december at 17% variable. As soon as the fed starts increasing its rate, I am toast.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,147.00	Public Records On File:	0
Revolving Line Utilization:	73.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453516

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453516	$25,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453516. Member loan 453516 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,333 / month
Current employer:	Taylor Morrison	Debt-to-income ratio:	18.54%
Length of employment:	9 years	Location:	Gilbert, AZ

Home town:
Current & past employers:	Taylor Morrison
Education:

This borrower member posted the following loan description, which has not been verified:

560743 added on 10/21/09 > Need to consolidate really high rates into a lower one. Thanks

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	38	Months Since Last Delinquency:	21
Revolving Credit Balance:	$46,031.00	Public Records On File:	0
Revolving Line Utilization:	77.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453521

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453521	$14,800	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453521. Member loan 453521 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Paychex Inc	Debt-to-income ratio:	15.50%
Length of employment:	8 years	Location:	Webster, NY

Home town:
Current & past employers:	Paychex Inc
Education:

This borrower member posted the following loan description, which has not been verified:

375349 added on 10/21/09 > I am going to use funds to pay off credit card debt acquired in past couple of years (young family / new house), and be debt free in 3 years (to start saving for 2 young son's college education). Even though it's been a tough economy for a salesperson, I work at a great company (8yrs) and have very stable job. I am a hard worker and I see a bright future for myself and my family. My vehicle will be paid off in Nov 09 and is in great shape. This loan will take care of high interest as well as moving my credit rating higher when this loan is paid off. Thanks for your help and I will pay off my loan in 3 years.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	2
Revolving Credit Balance:	$7,237.00	Public Records On File:	0
Revolving Line Utilization:	45.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453524

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453524	$20,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453524. Member loan 453524 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,242 / month
Current employer:	home depot	Debt-to-income ratio:	8.14%
Length of employment:	1 year	Location:	avon, CO

Home town:
Current & past employers:	home depot
Education:

This borrower member posted the following loan description, which has not been verified:

560760 added on 10/21/09 > I am a Retail Manager at Home Depot currently and i have been involved in retail management for the last 7 years. I am also helping to develop a pre-existing business in Vail CO. This loan will be used to open our website and get moved into our new larger store front in Vail Village. We expect this expansion to improve foot traffic immensely, and the website will improve our market penetration. We have done over $225,000 in sales since January of 09' while opening our business without financing. Our monthly operating costs are just under $12,000 including payroll. There is no competition within our region, and the only company to offer a similar product is located in California. The CEO and buyer have 25 years of experience with this product. 560760 added on 10/21/09 > I have been taking college courses and am in my junior year working on a degree in business finance and a minor in business management. Some of my classes have included business law, e-commerce and marketing. I feel confident that i can help turn this business into an $700,000+ per year storefront. 560760 added on 10/21/09 > I have been taking college courses and am in my junior year working on a degree in business finance and a minor in business management. Some of my classes have included business law, e-commerce and marketing. I feel confident that i can help turn this business into an $700,000+ per year storefront.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,120.00	Public Records On File:	0
Revolving Line Utilization:	13.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 453541

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453541	$15,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453541. Member loan 453541 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,750 / month
Current employer:	n/a	Debt-to-income ratio:	0.81%
Length of employment:	n/a	Location:	Los Angeles, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

560814 added on 10/25/09 > I want to consolidate my debt and have a fixed payment.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	16
Revolving Credit Balance:	$981.00	Public Records On File:	0
Revolving Line Utilization:	1.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 453570

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453570	$24,250	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453570. Member loan 453570 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$18,333 / month
Current employer:	United Airlines	Debt-to-income ratio:	16.71%
Length of employment:	< 1 year	Location:	ALGONQUIN, IL

Home town:
Current & past employers:	United Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	58	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$78,724.00	Public Records On File:	0
Revolving Line Utilization:	75.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 453583

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453583	$9,600	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453583. Member loan 453583 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	KPMG LLP	Debt-to-income ratio:	19.61%
Length of employment:	2 years	Location:	Nanuet, NY

Home town:
Current & past employers:	KPMG LLP
Education:

This borrower member posted the following loan description, which has not been verified:

560886 added on 10/21/09 > I am 27 years old and trying to get my life together. I am trying to consolidate my debt to get out of debt. I need to repair my credit before I can start my life.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	16
Revolving Credit Balance:	$4,301.00	Public Records On File:	0
Revolving Line Utilization:	93.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453585

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453585	$4,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453585. Member loan 453585 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Watkins Shepard Trucking	Debt-to-income ratio:	10.82%
Length of employment:	3 years	Location:	Helena, MT

Home town:
Current & past employers:	Watkins Shepard Trucking
Education:

This borrower member posted the following loan description, which has not been verified:

560889 added on 10/21/09 > Funds to be used to mail out 4 page letters to future customers of Ultra-International; a 20 year old (go-geen) company marketing home, health, and beauty products.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	40
Revolving Credit Balance:	$405.00	Public Records On File:	0
Revolving Line Utilization:	6.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453586

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453586	$19,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453586. Member loan 453586 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Virtual Communications	Debt-to-income ratio:	10.95%
Length of employment:	6 years	Location:	Weston, FL

Home town:
Current & past employers:	Virtual Communications
Education:

This borrower member posted the following loan description, which has not been verified:

545167 added on 10/21/09 > I need to payoff all my credit card debt, accumulated on the startup process of a business. Now that the business has become stable, I need to have a stable, predictable payment, since credit cards are beginning to change terms and conditions and increase rates. As seen in my credit report, I have not missed a single payment on any of those cards.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	11
Revolving Credit Balance:	$19,304.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453632

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453632	$16,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453632. Member loan 453632 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,000 / month
Current employer:	n/a	Debt-to-income ratio:	6.29%
Length of employment:	n/a	Location:	doylestown, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

560980 added on 10/21/09 > I have a one time medical situation that I need to handle quickly. When you check my credit report you will see that I am never late on any payments ever. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,977.00	Public Records On File:	0
Revolving Line Utilization:	25.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453641

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453641	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453641. Member loan 453641 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	5.42%
Length of employment:	n/a	Location:	NANTUCKET, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	32
Revolving Credit Balance:	$15,627.00	Public Records On File:	0
Revolving Line Utilization:	56.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453664

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453664	$12,800	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453664. Member loan 453664 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	arvilla oilfield services	Debt-to-income ratio:	13.40%
Length of employment:	6 years	Location:	evans, WV

Home town:
Current & past employers:	arvilla oilfield services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	34
Revolving Credit Balance:	$5,943.00	Public Records On File:	0
Revolving Line Utilization:	18.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 453673

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453673	$16,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453673. Member loan 453673 was requested on October 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Mayo Clinic	Debt-to-income ratio:	18.58%
Length of employment:	3 years	Location:	STEWARTVILLE, MN

Home town:
Current & past employers:	Mayo Clinic
Education:

This borrower member posted the following loan description, which has not been verified:

561059 added on 10/31/09 > This is a loan to pay off my credit cards and get out of debt. Please help fund my loan....I don't want to keep paying 30% interest....I have never been late on a payment and would be a very good investment for you! Please help me! 561059 added on 11/01/09 > Clarification: I have been at my current job for 3 years, am currently working full time and attending graduate school part time. 561059 added on 11/02/09 > FYI: my loan payments through lending club are only $50 more than what I am currently paying through my credit cards 561059 added on 11/02/09 > I just want to say thank you to everyone who is helping me with this loan! I appreciate it!! To all of you out there thinking about me...I have made some mistakes in the past...but have learned from them and this loan will help me move on!! Maybe you can all come over to celebrate cutting my credit cards!! THANKS AGAIN EVERYONE!!!!

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,089.00	Public Records On File:	0
Revolving Line Utilization:	60.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453677

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453677	$24,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453677. Member loan 453677 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	masco retail cabinet group	Debt-to-income ratio:	17.90%
Length of employment:	9 years	Location:	WARREN, OH

Home town:
Current & past employers:	masco retail cabinet group
Education:

This borrower member posted the following loan description, which has not been verified:

561070 added on 10/21/09 > this loan will be used to consolidate my current revolving credit, along with paying off my vehicle. currently im paying over 1500 a month seperately compared to 800 if all combined. my job is secure, before taxes i have a 60000 salary. i have over 9 years of service with my company. a strong market for my field also helps, which is increasing in volume daily. as you can see from my credit report, all accounts are held current, which i take much pride in doing so. i just feel as though id benefit from making one monthly payment versus multiple small ones that will take much longer to payoff then 36 months. thank you 561070 added on 10/29/09 > pay stubs and verification information faxed in on the 30th. Please let me know if their is any additional information needed.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,715.00	Public Records On File:	0
Revolving Line Utilization:	39.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453686

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453686	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453686. Member loan 453686 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	3.88%
Length of employment:	n/a	Location:	rancho cucamonga , CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

535303 added on 10/22/09 > consilidation of debt into 1payment instead of four.also current on all debts.have been successfully self employed for the past 10yrs.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,725.00	Public Records On File:	0
Revolving Line Utilization:	99.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453717

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453717	$8,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453717. Member loan 453717 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	wal mart	Debt-to-income ratio:	16.50%
Length of employment:	8 years	Location:	PHOENIX, AZ

Home town:	new york city
Current & past employers:	wal mart, big boy restaurants
Education:	long island city high school queens ny

This borrower member posted the following loan description, which has not been verified:

561120 added on 10/24/09 > HI - I AM A HARDWORKING AVE JOE WHO IS TIRED OF PAYING 21 PERCENT TO THE CARD COMPANIES I HAVE VERY LITTLE OTHER DEBT A GREAT CREDIT SCORE - I WORK A JOB THAT WILL NEVER GO AWAY I HAVE NEVER BEEN LATE WTH SO MUCH AS THE NEWSPAPER BILL -- YOU WILL ALWAYS GET YOUR MONEY ON TIME NO EXCEPTIONS 561120 added on 10/25/09 > if anyone looks to invest by were someone was raised or lived i was born and raised in new york city - lived in detroit mi and chicago il

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,943.00	Public Records On File:	0
Revolving Line Utilization:	25.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453744

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453744	$25,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453744. Member loan 453744 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$75,000 / month
Current employer:	National A-1	Debt-to-income ratio:	1.16%
Length of employment:	5 years	Location:	Philadelphia, PA

Home town:
Current & past employers:	National A-1
Education:

This borrower member posted the following loan description, which has not been verified:

426334 added on 10/22/09 > I have a stable job. Just in a situation that my loved one is sick and I do not have the funds needed in such a short time frame. Please fund this soon the longer we wait the less of a chance my loved one will be better. 426334 added on 10/23/09 > I have made a error in the monthly income. I make $75,000 a year instead of a month. Sorry for the miss information. Thanks for the support. 426334 added on 10/29/09 > Thanks for all the support I am gathering the information requested and will submit that soon

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,706.00	Public Records On File:	0
Revolving Line Utilization:	44.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453751

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453751	$25,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453751. Member loan 453751 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$19,833 / month
Current employer:	n/a	Debt-to-income ratio:	18.70%
Length of employment:	n/a	Location:	Atlanta, GA

Home town:	Batesville
Current & past employers:	Independent Contractor For several anesthesia groups, St. Jude Medical, Elvis Presley Trauma Unit, Emory Hospital, University of Miami, Jupiter Hospital
Education:	Middle Tennessee School of Anesthesia Inc., Union University, Baptist Memorial Hospital School of Nursing

This borrower member posted the following loan description, which has not been verified:

561234 added on 10/22/09 > Hi! I have excellent credit, and I make plenty of money to pay my debt. However, I am just trying to be smart and pay these credit cards off at a lower rate. I'm not a doctor's wife anymore, so I am taking charge of my life and my finances. Thanks for your assistance! God bless! 561234 added on 10/22/09 > I give anesthesia for a living, so I have a very steady income.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	45
Revolving Credit Balance:	$188,853.00	Public Records On File:	0
Revolving Line Utilization:	83.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453770

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453770	$4,750	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453770. Member loan 453770 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Whole Foods Market	Debt-to-income ratio:	22.69%
Length of employment:	10 + years	Location:	Austin, TX

Home town:
Current & past employers:	Whole Foods Market
Education:

This borrower member posted the following loan description, which has not been verified:

532945 added on 10/22/09 > I used my credit card to fund a small portion of a home based business I was starting. At the time the interest on the credit card was reasonable. When I received a notice that the interest on the card was going to almost double it made my plans of saving for a down payment on a home almost impossible.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,023.00	Public Records On File:	0
Revolving Line Utilization:	79.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453773

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453773	$6,500	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453773. Member loan 453773 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,229 / month
Current employer:	CSC	Debt-to-income ratio:	3.22%
Length of employment:	2 years	Location:	Columbia, SC

Home town:
Current & past employers:	CSC
Education:

This borrower member posted the following loan description, which has not been verified:

561284 added on 10/28/09 > Loan will be used to purchase engagement ring. I have the available funds in a stock market account that will more than cover the loan amount. I am in good credit standing and am good at paying off bills.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	17
Revolving Credit Balance:	$2,362.00	Public Records On File:	0
Revolving Line Utilization:	87.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453780

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453780	$7,500	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453780. Member loan 453780 was requested on October 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	Amdocs	Debt-to-income ratio:	11.74%
Length of employment:	9 years	Location:	Ballwin, MO

Home town:
Current & past employers:	Amdocs
Education:

This borrower member posted the following loan description, which has not been verified:

561304 added on 10/27/09 > harley davidson motorcycle

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	14
Revolving Credit Balance:	$21,075.00	Public Records On File:	0
Revolving Line Utilization:	59.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453783

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453783	$13,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453783. Member loan 453783 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,817 / month
Current employer:	TD Bank	Debt-to-income ratio:	20.52%
Length of employment:	4 years	Location:	LYNN, MA

Home town:
Current & past employers:	TD Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,867.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453790

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453790	$24,250	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453790. Member loan 453790 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,333 / month
Current employer:	Karndean International	Debt-to-income ratio:	0.22%
Length of employment:	1 year	Location:	JAMUL, CA

Home town:
Current & past employers:	Karndean International
Education:

This borrower member posted the following loan description, which has not been verified:

561318 added on 10/22/09 > Just purchased a foreclosure and needing some money to fix up. Home appraised at $51,000 over my purchase price, plus I put 20%down, so I already have equity. I will do a refi/equity line to pay off the loan, I just couldn't do one right away as the home just closed. So I am looking for some money to do the windows, kitchen and bathrooms and build more equity. I have very good credit and a high paying job, in the same industry for 15 years. Also, the 8 inquiries on my credit report are from my home purchase, and will be consolidated down to 2 (in fact, Equifax has already done this and my score with them is curently 789, which I can prove). Thanks for your help!

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	27
Revolving Credit Balance:	$675.00	Public Records On File:	0
Revolving Line Utilization:	4.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 453791

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453791	$3,000	7.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453791. Member loan 453791 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	macerich	Debt-to-income ratio:	9.48%
Length of employment:	3 years	Location:	syracuse, NY

Home town:
Current & past employers:	macerich
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	31
Revolving Credit Balance:	$1,326.00	Public Records On File:	0
Revolving Line Utilization:	18.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453816

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453816	$25,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453816. Member loan 453816 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,208 / month
Current employer:	n/a	Debt-to-income ratio:	0.82%
Length of employment:	n/a	Location:	north hollywood, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,235.00	Public Records On File:	0
Revolving Line Utilization:	15.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 453885

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453885	$24,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453885. Member loan 453885 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	qualcomm	Debt-to-income ratio:	12.14%
Length of employment:	5 years	Location:	san diego, CA

Home town:
Current & past employers:	qualcomm
Education:

This borrower member posted the following loan description, which has not been verified:

561563 added on 10/22/09 > Hi, I am an active real estate investor looking for a loan, which will supplement, me in buying foreclose properties for flipping. I already have 2 properties under construction/repair and I am looking for some loan for my next property.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,161.00	Public Records On File:	0
Revolving Line Utilization:	75.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 453894

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453894	$12,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453894. Member loan 453894 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Sprint	Debt-to-income ratio:	17.61%
Length of employment:	4 years	Location:	Citrus Heights, CA

Home town:
Current & past employers:	Sprint
Education:

This borrower member posted the following loan description, which has not been verified:

519397 added on 10/22/09 > Just like most people with credit card balances I've been hit hard by the economy. . . but, to elaborate on what I'm sure has become a clich?? statement, my problems are from the high interest rates that have been added to my higher balance cards. Managing credit has been a pretty streamlined process thus far, being able to carry most of my debt on cards that have been prime +1% and sub 10% apr cards but recently the cards I've so comfortably held my balances have dropped rates like 29.9% and 21.9% as standard rates on my already higher balances. I'd like to blame it on the companies, calling it a sort of bait and switch method but I have to take most of the blame considering how long I carried balances on some of these cards. I've never missed a single payment on any of my loans or lines of credit and I don't have issues paying what I do owe but it isn't moving in a positive direction now with these rates and I would like to get rid of these balances. I've already put up all of my cards and have no plans to use them. I've even cut up and even closed some of my higher balance cards. Now it's time to become debt free. I've been at my place of emplyment for 4 years come December and am in a secure position. I'm confident in my ability to pay and will stay current on all my debts. i just need to get this taken care of.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,383.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453900

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453900	$8,400	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453900. Member loan 453900 was requested on October 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	5.78%
Length of employment:	n/a	Location:	DENVER, CO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	22
Revolving Credit Balance:	$3,743.00	Public Records On File:	0
Revolving Line Utilization:	83.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453910

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453910	$7,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453910. Member loan 453910 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Big Y Supermarket	Debt-to-income ratio:	3.71%
Length of employment:	4 years	Location:	WINDSOR, CT

Home town:
Current & past employers:	Big Y Supermarket
Education:	Berklee College of Music, Manchester Community College

This borrower member posted the following loan description, which has not been verified:

561620 added on 10/22/09 > Going to use funds to purchase new energy efficient windows for my house to help keep down the heating costs this winter.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	36
Revolving Credit Balance:	$1,747.00	Public Records On File:	0
Revolving Line Utilization:	43.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453965

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453965	$15,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453965. Member loan 453965 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,333 / month
Current employer:	UnitedHealth Group	Debt-to-income ratio:	12.15%
Length of employment:	5 years	Location:	Prairie Village, KS

Home town:
Current & past employers:	UnitedHealth Group
Education:

This borrower member posted the following loan description, which has not been verified:

561741 added on 10/22/09 > I have good credit score and earn a good salary but am looking to consolidate some debt.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	20
Revolving Credit Balance:	$37,859.00	Public Records On File:	0
Revolving Line Utilization:	82.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454025

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454025	$14,550	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454025. Member loan 454025 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,117 / month
Current employer:	US NAVY	Debt-to-income ratio:	19.03%
Length of employment:	< 1 year	Location:	BEAVERTON, OR

Home town:
Current & past employers:	US NAVY
Education:

This borrower member posted the following loan description, which has not been verified:

561846 added on 10/23/09 > This is for credit card debt consolidation.

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,161.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454044

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454044	$5,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454044. Member loan 454044 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Firehook Bakery	Debt-to-income ratio:	4.15%
Length of employment:	3 years	Location:	ARLINGTON, VA

Home town:
Current & past employers:	Firehook Bakery
Education:

This borrower member posted the following loan description, which has not been verified:

561922 added on 10/23/09 > Thank You!

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,126.00	Public Records On File:	0
Revolving Line Utilization:	59.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454047

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454047	$2,500	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454047. Member loan 454047 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,133 / month
Current employer:	Williams, Smith & Summers, P.A.	Debt-to-income ratio:	1.33%
Length of employment:	10 + years	Location:	Tavares, FL

Home town:
Current & past employers:	Williams, Smith & Summers, P.A.
Education:

This borrower member posted the following loan description, which has not been verified:

561920 added on 10/23/09 > I am using this loan for a home improvement project to my home. I have an excellent score and always pay my bills on time. I have been employed at the same job for 20 plus years.

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,844.00	Public Records On File:	0
Revolving Line Utilization:	2.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454062	$15,750	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454062. Member loan 454062 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,000 / month
Current employer:	Center for Progressive Leadership	Debt-to-income ratio:	18.13%
Length of employment:	< 1 year	Location:	PHOENIX, AZ

Home town:
Current & past employers:	Center for Progressive Leadership
Education:

This borrower member posted the following loan description, which has not been verified:

561956 added on 10/23/09 > Pay off all debt, thank you. 561956 added on 10/24/09 > A little background: I am fully employed, with a solid job. I am going on two years with the organization, and plan on staying. My monthly budget consists of my mortgage, car payment, and these credit cards, which is about $1,900, and take home salary $2,952. I obtained these credit cards before purchasing my condo to show credit history. I have made some improvements on the condo with the cards, but would now like to pay those off and close all cards. (except one for emergencies) I am reliable and on time with all of my payments. My main plan for this loan is to pay off all credit cards. As we all know the interest rates on these are so high, that you do not make any real advancements to paying them off. I just want to have one simple payment every month and that is that! 561956 added on 10/24/09 > To clarify, the $1,900 does not include the credit card payments. This loan is pretty straight forward. I just want to pay these cards off and make it easier for myself and my budget and have one payment a month. 561956 added on 10/25/09 > It was brought to my attention that my revolving credit balance is in the $5,000's. I guess it is not showing recent charges. The entire credit card charges to date are $15,750. I will be making an inquiry into TransUnion to see why it is only showing $5,481.00 in revolving credit. Thank you for pointing that out! 561956 added on 10/26/09 > I want to thank the 41 investors so far! Thank you for bringing me closer to peace of mind. I am very organized when it comes to my livelihood, and this loan would help me accomplish my goal by far! Thank you, Thank you!

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,481.00	Public Records On File:	0
Revolving Line Utilization:	99.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454075

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454075	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454075. Member loan 454075 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,944 / month
Current employer:	US Army	Debt-to-income ratio:	8.73%
Length of employment:	3 years	Location:	Halethorpe, MD

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

561978 added on 10/26/09 > My finace and I are getting married on Halloween. Due to some unavoidable things my future wife is having difficulty with her bank in getting funds released. Due to the fact that we are a week away from our wedding we are desperatly seeking to get this final payment paid. This loan will be paid back immediatly. We just needed a temporary fix to this situation.

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	17
Revolving Credit Balance:	$8,414.00	Public Records On File:	0
Revolving Line Utilization:	24.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454083

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454083	$12,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454083. Member loan 454083 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	14.86%
Length of employment:	n/a	Location:	Maitland, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,954.00	Public Records On File:	0
Revolving Line Utilization:	79.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454092

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454092	$15,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454092. Member loan 454092 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,687 / month
Current employer:	Brookline Bank	Debt-to-income ratio:	15.63%
Length of employment:	3 years	Location:	CAMBRIDGE, MA

Home town:
Current & past employers:	Brookline Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1969	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,489.00	Public Records On File:	0
Revolving Line Utilization:	89.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454125

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454125	$7,500	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454125. Member loan 454125 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,625 / month
Current employer:	PG County Public Schools	Debt-to-income ratio:	20.23%
Length of employment:	2 years	Location:	Fort Washington, MD

Home town:
Current & past employers:	PG County Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

562061 added on 10/23/09 > I am a great borrower because I diligent and committed to paying my creditors on time. I am requested this loan because I am trying to consolidate some of my credit cards. My excellent credit has recently been jeopardized due to creditors slashing my credit limits and closing unused credit card accounts. I make a decent salary and have an extremely steady job history.

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1986	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	46	Months Since Last Delinquency:	16
Revolving Credit Balance:	$36,858.00	Public Records On File:	0
Revolving Line Utilization:	57.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454130

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454130	$6,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454130. Member loan 454130 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	RCM Inc.	Debt-to-income ratio:	14.72%
Length of employment:	3 years	Location:	Rochester, NY

Home town:
Current & past employers:	RCM Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

562069 added on 10/23/09 > Need a loan to pay for an engagement ring. I have very little debt, great credit history and not much other monthly expenses.

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$144.00	Public Records On File:	0
Revolving Line Utilization:	5.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454137

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454137	$25,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454137. Member loan 454137 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,954 / month
Current employer:	AD NATURAL PRODUCTS	Debt-to-income ratio:	10.71%
Length of employment:	3 years	Location:	MIAMI, FL

Home town:
Current & past employers:	AD NATURAL PRODUCTS
Education:

This borrower member posted the following loan description, which has not been verified:

562088 added on 10/23/09 > i am managing a great bussiness and i need a new truck to deliver merchandise ,i be making a lot more money. 562088 added on 10/23/09 > for my new truck

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$99,679.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 454140

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454140	$1,200	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454140. Member loan 454140 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$400 / month
Current employer:	Alternatives Unlimited	Debt-to-income ratio:	13.75%
Length of employment:	< 1 year	Location:	Brownsville, TX

Home town:
Current & past employers:	Alternatives Unlimited
Education:

This borrower member posted the following loan description, which has not been verified:

562099 added on 10/23/09 > Finishing my last semester of college. Older student loans from another institution charged me before they re-entered forbearance. 562099 added on 10/24/09 > Due to having no credit cards and small credit history I have been unable to secure even small personal loans from lenders. A place like this with helping people could really improve my situation until graduation.

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454153

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454153	$5,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454153. Member loan 454153 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Allstate Insurance	Debt-to-income ratio:	21.15%
Length of employment:	2 years	Location:	Englewood, CO

Home town:
Current & past employers:	Allstate Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

562121 added on 10/23/09 > I use 2 credit cards and carry a balance on them. I have not had any problems with either account since I have opened them, but as of Dec. 2 the rates on them are going to over 21%. They gave me the reason "Your rates are increasing because of the declining state of the global economy". I called them to see if they will reduce the rate, they will not. So I am intending to pay them off, and close them. You help with this would be greatly appreciated. Thank you.

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,822.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 454161

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454161	$5,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454161. Member loan 454161 was requested on October 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	Harlan	Debt-to-income ratio:	9.29%
Length of employment:	< 1 year	Location:	NEW MARKET, MD

Home town:
Current & past employers:	Harlan
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,057.00	Public Records On File:	0
Revolving Line Utilization:	49.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 454194

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454194	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454194. Member loan 454194 was requested on October 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,360 / month
Current employer:	n/a	Debt-to-income ratio:	4.85%
Length of employment:	n/a	Location:	TACOMA, WA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

562207 added on 10/24/09 > My funds will go towards my surgery.

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,231.00	Public Records On File:	0
Revolving Line Utilization:	11.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 454206

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454206	$15,600	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454206. Member loan 454206 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Citi	Debt-to-income ratio:	14.45%
Length of employment:	4 years	Location:	JACKSONVILLE, FL

Home town:
Current & past employers:	Citi
Education:

This borrower member posted the following loan description, which has not been verified:

562234 added on 10/23/09 > This is a loan consolidation. I am current on all of my accounts and I am not financially stretched. I am consolidating to lower the interest rate. I am a trustworthy person and have paid every debt I have ever had. I have a great job and I have an MBA.

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	27
Revolving Credit Balance:	$22,689.00	Public Records On File:	0
Revolving Line Utilization:	84.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454216

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454216	$6,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454216. Member loan 454216 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Good Food Inc.	Debt-to-income ratio:	20.79%
Length of employment:	2 years	Location:	Elida, OH

Home town:
Current & past employers:	Good Food Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

562256 added on 10/24/09 > I plan on consolidating my credit cards into one monthly payment, I have always paid all of my bills on time and in full.

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,950.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454234

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454234	$1,500	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454234. Member loan 454234 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:	Mesa Community College	Debt-to-income ratio:	0.00%
Length of employment:	< 1 year	Location:	MESA, AZ

Home town:	Los Angeles
Current & past employers:	Mesa Community College
Education:	Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

562289 added on 10/30/09 > I'm a very responsible person, you can tell with my credit score. I will pay this loan on time. Thanks!

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454237

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454237	$25,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454237. Member loan 454237 was requested on October 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,000 / month
Current employer:	NEW GOLDEN DAISY, INC.	Debt-to-income ratio:	8.14%
Length of employment:	8 years	Location:	San Francisco, CA

Home town:
Current & past employers:	NEW GOLDEN DAISY, INC.
Education:

This borrower member posted the following loan description, which has not been verified:

562299 added on 10/24/09 > I only need few more money to close the deal in buying a rental house in Daly City, all-in-cash. The rental property is currently renting in $2400/mo. I am sure the rental income and my salary from stable 8-year long job could pay back the loan every month timely. I pay off every credit card every month with no late payment ever. Banks don't interest in lending this small amount because the loan fees are based on a percentage of loan amount. Let's get benefits from those undervalued houses.

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454238

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454238	$8,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454238. Member loan 454238 was requested on October 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	don pablos	Debt-to-income ratio:	7.34%
Length of employment:	4 years	Location:	cincinnati, OH

Home town:
Current & past employers:	don pablos
Education:

This borrower member posted the following loan description, which has not been verified:

562302 added on 10/28/09 > i plan to use the load requested to pay off my credit card debt, and get out of credit card debt in 3 years. if looking at my past credit i am not delinquent on any accounts for payments ever. i spend 300 a month on rent and another 240 on utilities. and 60 on studetn loans. that is a total of 600. I have worked at my job for 4 years as a server, expo, kitchen. Make on average 1600 to 2200 a month.

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,706.00	Public Records On File:	0
Revolving Line Utilization:	97.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454253

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454253	$4,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454253. Member loan 454253 was requested on October 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,458 / month
Current employer:	Crispers	Debt-to-income ratio:	14.13%
Length of employment:	< 1 year	Location:	DAYTONA BEACH, FL

Home town:
Current & past employers:	Crispers
Education:

This borrower member posted the following loan description, which has not been verified:

562334 added on 10/24/09 > I am a student majoring in baking and pastry. When I'm not taking classes or practicing baking at home I work part-time at a soup and salad restaurant. My school is giving me only enough financial aid to cover my tuition, but not enough for cost of living. I'd like to use the loan to consonlidate my credit card debt, since it seems smarter to make payments on a loan with a lower interest rate than on minimum payments to a credit card company. I believe I make a good borrower because I am stable in my job, and always pay bills before the due date.

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	34
Revolving Credit Balance:	$9,874.00	Public Records On File:	0
Revolving Line Utilization:	62.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454264	$9,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454264. Member loan 454264 was requested on October 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Live Well Financial	Debt-to-income ratio:	19.50%
Length of employment:	< 1 year	Location:	Aurora, CO

Home town:
Current & past employers:	Live Well Financial
Education:

This borrower member posted the following loan description, which has not been verified:

562359 added on 10/24/09 > I am paying off expenses incurred while working for my previous company that went bankrupt. I have a regular credit card in the mid 20s%, which is ridiculous. I plan to pay the mininum or more every month. I hope you will help!

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	74
Revolving Credit Balance:	$12,893.00	Public Records On File:	0
Revolving Line Utilization:	90.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454268

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454268	$4,800	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454268. Member loan 454268 was requested on October 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Macey Wilensky Kessler & Hennings, LLC	Debt-to-income ratio:	8.81%
Length of employment:	9 years	Location:	Atlanta, GA

Home town:	Atlanta
Current & past employers:	Macey Wilensky Kessler & Hennings, LLC
Education:	State University of West Georgia, Georgia State University

This borrower member posted the following loan description, which has not been verified:

562378 added on 10/24/09 > No whinning here....but, I have really struggled getting both of them through college by myself...oldest just married and gainfully employed...youngest has now just finished up her Master's at U of Florida...debt currently paying off is all from their expenses as needed...I can now see the light. 562378 added on 10/24/09 > No whinning here...but, I have really struggled getting both of my children through college by myself...oldest just married and gainfully employed...youngest has now just finished up her Master's at U of Florida...debt currently paying off is all from their expenses as needed...I can now see the light.

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	14
Revolving Credit Balance:	$5,993.00	Public Records On File:	1
Revolving Line Utilization:	70.50%	Months Since Last Record:	71
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454310

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454310	$7,750	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454310. Member loan 454310 was requested on October 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,667 / month
Current employer:	Booz Allen Hamilton	Debt-to-income ratio:	24.08%
Length of employment:	< 1 year	Location:	Waldorf, MD

Home town:
Current & past employers:	Booz Allen Hamilton
Education:

This borrower member posted the following loan description, which has not been verified:

562479 added on 10/29/09 > Funding received will be utilize to establish business lines of credit. This is a startup real estate investment business. I've been employed with my current company for 4 years and I'm a military reiree

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,121.00	Public Records On File:	0
Revolving Line Utilization:	74.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 454329

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454329	$7,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454329. Member loan 454329 was requested on October 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,027 / month
Current employer:	Breit Law Office	Debt-to-income ratio:	13.02%
Length of employment:	2 years	Location:	Sioux Falls, SD

Home town:
Current & past employers:	Breit Law Office
Education:

This borrower member posted the following loan description, which has not been verified:

562518 added on 10/27/09 > Also, after I get my tax return in late January, I will be repaying roughly $2500-3000 to the loan.

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	56
Revolving Credit Balance:	$6,528.00	Public Records On File:	0
Revolving Line Utilization:	42.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454335

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454335	$9,250	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454335. Member loan 454335 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	meijer	Debt-to-income ratio:	18.90%
Length of employment:	< 1 year	Location:	wixom, MI

Home town:
Current & past employers:	meijer
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	19
Revolving Credit Balance:	$16,683.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454337

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454337	$5,700	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454337. Member loan 454337 was requested on October 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	n/a	Debt-to-income ratio:	5.33%
Length of employment:	n/a	Location:	Irvine, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

562537 added on 10/24/09 > I plan to use the funds to help out my daughter and grandkids and purchase a new washer and dryer(it's lasted us 18 yrs.) I make a good borrower because I am very conscientious of my debts making sure I pay well enough in advance. I have been retired now for 20 yrs. and know that maintaining a excellent credit score is very important. Thank you

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,683.00	Public Records On File:	0
Revolving Line Utilization:	95.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 454357

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454357	$14,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454357. Member loan 454357 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	15.28%
Length of employment:	n/a	Location:	TINLEY PARK, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

562581 added on 10/26/09 > I am self employed and market insurance to social security recipients and have been for 22 years. My market is not effected by the economy. I am simply looking to consolidate some credit card debt into one personal loan, thats it. I have not been late in making any payments in over ten years. This is just simply to save on financing debt and to reduce my monthly payments on that debt, which your loan would accomplish on both ends. 562581 added on 10/26/09 > my note to lender is listed above in the loan description

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,113.00	Public Records On File:	0
Revolving Line Utilization:	31.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 454365

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454365	$10,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454365. Member loan 454365 was requested on October 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,600 / month
Current employer:	albross corp	Debt-to-income ratio:	10.09%
Length of employment:	6 years	Location:	north miami beach, FL

Home town:
Current & past employers:	albross corp
Education:

This borrower member posted the following loan description, which has not been verified:

562595 added on 10/24/09 > I am doing some home remodeling and improvements.

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,173.00	Public Records On File:	0
Revolving Line Utilization:	67.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454392

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454392	$3,600	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454392. Member loan 454392 was requested on October 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,333 / month
Current employer:	n/a	Debt-to-income ratio:	1.58%
Length of employment:	n/a	Location:	TUCKERTON, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

562638 added on 10/25/09 > Hello Everyone, Let me start off by saying I plan to use this loan to payoff 3 retail credit cards with interest rates above 20%. If funded I could save over $100.00 a month in interest payments and get rid of the high interest credit cards. Lenders can feel comfortable funding this loan because my husband and I have always managed our credit well. We have lived in our house for over 5 years always managing to send an extra payment every year. Our 2 previous automobile loans were paid off a few months early and all of our credit cards are current. Thank you for listening and considering to invest in me.

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,135.00	Public Records On File:	0
Revolving Line Utilization:	85.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 454405

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454405	$22,000	20.86%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454405. Member loan 454405 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$11,250 / month
Current employer:	Lake County High Schools Technology Camp	Debt-to-income ratio:	12.78%
Length of employment:	< 1 year	Location:	ISLAND LAKE, IL

Home town:
Current & past employers:	Lake County High Schools Technology Camp
Education:

This borrower member posted the following loan description, which has not been verified:

562673 added on 10/26/09 > I will consolidating MANY credit card debts. I am a Principal at a high school and have been with this school for over 25 years. I am so grasteful to be able to consolidate these debts and get a fresh start. Thank-you so much!!!!

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1981	Delinquent Amount:	$0.00
Open Credit Lines:	44	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	65	Months Since Last Delinquency:	55
Revolving Credit Balance:	$62,553.00	Public Records On File:	0
Revolving Line Utilization:	44.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 454473

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454473	$7,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454473. Member loan 454473 was requested on October 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,352 / month
Current employer:	City of Mesa	Debt-to-income ratio:	8.89%
Length of employment:	< 1 year	Location:	Mesa, AZ

Home town:	Mesa
Current & past employers:	City of Mesa
Education:

This borrower member posted the following loan description, which has not been verified:

562832 added on 10/25/09 > I'm tired of my rates going up. I have great credit, but I just found out my rates were going up. I don't think it's right because I always pay my bills on time.

A credit bureau reported the following information about this borrower member on October 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,014.00	Public Records On File:	0
Revolving Line Utilization:	14.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 454474

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454474	$12,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454474. Member loan 454474 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,033 / month
Current employer:	University of Georgia	Debt-to-income ratio:	5.52%
Length of employment:	2 years	Location:	ATHENS, GA

Home town:
Current & past employers:	University of Georgia
Education:

This borrower member posted the following loan description, which has not been verified:

562833 added on 10/26/09 > I am selling my house and need to bring this to the closing date.

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,940.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454492

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454492	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454492. Member loan 454492 was requested on October 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	n/a	Debt-to-income ratio:	13.12%
Length of employment:	n/a	Location:	NEW YORK, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

562872 added on 10/25/09 > I plan to consolidate my credit cards to make it easier for me to pay off my credit card debt. I have excellent credit and feel that everything that is going on with the credit card companies at this time is very unfair to people like my self that have a good credit history.

A credit bureau reported the following information about this borrower member on October 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,923.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454495

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454495	$2,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454495. Member loan 454495 was requested on October 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,900 / month
Current employer:	Spansion	Debt-to-income ratio:	20.41%
Length of employment:	3 years	Location:	austin, TX

Home town:
Current & past employers:	Spansion
Education:

This borrower member posted the following loan description, which has not been verified:

562875 added on 10/25/09 > pay off debts 562875 added on 10/25/09 > ..................

A credit bureau reported the following information about this borrower member on October 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	37
Revolving Credit Balance:	$239.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454512

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454512	$6,250	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454512. Member loan 454512 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,117 / month
Current employer:	Blue Cross Blue Shield	Debt-to-income ratio:	10.30%
Length of employment:	2 years	Location:	grand rapids, MI

Home town:
Current & past employers:	Blue Cross Blue Shield
Education:	Aquinas College in Grand Rapids

This borrower member posted the following loan description, which has not been verified:

521399 added on 10/26/09 > I just purchased my second investment property with cash, and need some additional funds to update the two-unit apartment house. The gas is not split so I will be replacing the furnace with a 95% efficiency furnace. I will also be replacing some of the windows to further increase the engery efficiency and curb appeal. The property only came with one stove so an additional stove and two fridges are needed. The upper unit, 1-2BR, 1BA will rent easily for $550 and is ready for rent. The lower unit is 2BR, 1BA, and has a huge fenced in yard will rent for $700, once some very out dated panelling is taken down, replaced with drywall and painted (all of which I will be doing myself). I also own a four-unit townhouse building, which has a positive cashflow of over $700 per month, which I did not report in my annual income on lending club because I did not see where to report additional income other then my full time job.

A credit bureau reported the following information about this borrower member on October 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$543.00	Public Records On File:	0
Revolving Line Utilization:	0.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 454553

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454553	$6,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454553. Member loan 454553 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Colorado Casualty	Debt-to-income ratio:	19.58%
Length of employment:	6 years	Location:	PHOENIX, AZ

Home town:	Aurora
Current & past employers:	Colorado Casualty
Education:

This borrower member posted the following loan description, which has not been verified:

562962 added on 10/26/09 > I am a good borrower because I have a stable job that I have been at for 6 years. 562962 added on 10/26/09 > I plan to use the funds borrowed to consolidate my debt and to start going to college part time at night after work.

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,306.00	Public Records On File:	0
Revolving Line Utilization:	99.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454566

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454566	$2,500	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454566. Member loan 454566 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	GL Industrial Services	Debt-to-income ratio:	19.68%
Length of employment:	1 year	Location:	CYPRESS, TX

Home town:
Current & past employers:	GL Industrial Services
Education:

This borrower member posted the following loan description, which has not been verified:

563000 added on 10/26/09 > Company closing for two weeks unpaid to employees. Additional funds needed to make mortgage payment.

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,241.00	Public Records On File:	0
Revolving Line Utilization:	66.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454588

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454588	$12,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454588. Member loan 454588 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,250 / month
Current employer:	Nortel Government Solutions, Inc	Debt-to-income ratio:	15.88%
Length of employment:	5 years	Location:	New Baltimore, VA

Home town:
Current & past employers:	Nortel Government Solutions, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

563060 added on 10/28/09 > We are moving into a new place and need some assistance with moving expenses. I'm Mr. responsible, my credit is excellent. I've been with the same company for 5 years, and looking forward to being here at least 5 more years.

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,336.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 454633

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454633	$11,500	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454633. Member loan 454633 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,083 / month
Current employer:	CVS Caremark	Debt-to-income ratio:	3.32%
Length of employment:	2 years	Location:	WOODLAND HILLS, CA

Home town:
Current & past employers:	CVS Caremark
Education:

This borrower member posted the following loan description, which has not been verified:

563158 added on 10/28/09 > To answer a part of a previous question that I forgot to mention is that I currently have an emergency fund of more than $9600. Also, please note that my loan amount needed is less than $11,100 and I already have the first payment prepared to submit.

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,484.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454663

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454663	$5,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454663. Member loan 454663 was requested on October 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,440 / month
Current employer:	AI Engineers, Inc	Debt-to-income ratio:	4.22%
Length of employment:	< 1 year	Location:	OZONE PARK, NY

Home town:
Current & past employers:	AI Engineers, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

563270 added on 10/27/09 > I am planning to use these funds for college tution. Since, I have a stable job and I make enough amount to make monthly payments on time. I will also prefer to payment direct debit payments from the bank account. I will be resonsible and make sure that all payments will be made with in the 3 year time frame on the specified payment date. Thank you. 563270 added on 10/29/09 > I am in an immediate need for this loan to continue my education goals. 563270 added on 10/30/09 > Thanks for your support.

A credit bureau reported the following information about this borrower member on October 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	42
Revolving Credit Balance:	$5,116.00	Public Records On File:	0
Revolving Line Utilization:	39.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 454682

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454682	$6,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454682. Member loan 454682 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	local 197	Debt-to-income ratio:	16.20%
Length of employment:	< 1 year	Location:	BROOKLYN, NY

Home town:
Current & past employers:	local 197
Education:

This borrower member posted the following loan description, which has not been verified:

563309 added on 10/26/09 > i work for stone derrickmen the guys who built the brooklyn bridge and other various buildings around the new york area bills caught up and thats why i had to take out a loan i assure you once things pick up i will be sure to pay the loan back and look foward to doin more business with this company thankyou 563309 added on 10/26/09 > thankyou for giving me the loan i will assure you i wont dissapoint you

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,626.00	Public Records On File:	0
Revolving Line Utilization:	91.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 454684

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454684	$10,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454684. Member loan 454684 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	n/a	Debt-to-income ratio:	22.34%
Length of employment:	n/a	Location:	mokena, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	11
Revolving Credit Balance:	$19,034.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454685

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454685	$5,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454685. Member loan 454685 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,408 / month
Current employer:	Union Bank	Debt-to-income ratio:	5.66%
Length of employment:	2 years	Location:	REDWOOD CITY, CA

Home town:
Current & past employers:	Union Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	36
Revolving Credit Balance:	$8,950.00	Public Records On File:	0
Revolving Line Utilization:	31.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 454687

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454687	$13,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454687. Member loan 454687 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Beasley Broadcasting	Debt-to-income ratio:	8.77%
Length of employment:	< 1 year	Location:	HOLLYWOOD, FL

Home town:
Current & past employers:	Beasley Broadcasting
Education:

This borrower member posted the following loan description, which has not been verified:

563315 added on 10/27/09 > This loan will be used to consolidate ALL credit card debt.

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,298.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 454722

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454722	$5,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454722. Member loan 454722 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,167 / month
Current employer:	n/a	Debt-to-income ratio:	0.55%
Length of employment:	n/a	Location:	tujunga, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

563392 added on 10/26/09 > This money is going to be used for my wedding which is on 11/25/09. I am very responsible person in life and now I am ready to become a husband and start a new life. 563392 added on 10/28/09 > Dear lender, I am self employed for the past 7 years. My company name is Transtar Freight. Trucking and brokerage Company. I am very responsible person when it comes to financial, right now I need the loan to start my Wedding with the planner. Thank you???

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$284.00	Public Records On File:	0
Revolving Line Utilization:	3.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 454727

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454727	$7,500	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454727. Member loan 454727 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,222 / month
Current employer:	Roxbury Board of Education	Debt-to-income ratio:	3.88%
Length of employment:	< 1 year	Location:	FLANDERS, NJ

Home town:
Current & past employers:	Roxbury Board of Education
Education:

This borrower member posted the following loan description, which has not been verified:

563404 added on 10/26/09 > To pay off a co-signer debt to Wells Fargo Financial and to better my credit score afterwards.

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	25
Revolving Credit Balance:	$7,321.00	Public Records On File:	0
Revolving Line Utilization:	50.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 454740

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454740	$14,400	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454740. Member loan 454740 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Investors Management and Marketing	Debt-to-income ratio:	23.40%
Length of employment:	10 + years	Location:	Moorhead, MN

Home town:
Current & past employers:	Investors Management and Marketing
Education:

This borrower member posted the following loan description, which has not been verified:

563429 added on 10/26/09 > I feel I am a good candidate for this loan because I am a responsible person who has just been notified by the credit card company that they are going to modify my terms of agreement(Increase my rates). They do assure me that it is not a reflection of how I manage my account or my credit score. With that being said I feel I need to find a reasonable rate to pay off this debt in a timely fashion. Thank you for your consideration in this matter. Sincerely, GF 563429 added on 10/26/09 > Other than the credit card bills I don't have much monthly debt aside from My car payment , car insurance and telephone. I don't really have a rent payment because the owners who I work for send me a check to pay my rent so I really don't have a so called rent payment as stated in the application. I wasn't able to leave it blank. I have also been at my job for many years and my continued employment was assured at my last review. Thank you G

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,373.00	Public Records On File:	0
Revolving Line Utilization:	48.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454757

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454757	$9,475	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454757. Member loan 454757 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Softek Solutions	Debt-to-income ratio:	14.48%
Length of employment:	< 1 year	Location:	Prairie Village, KS

Home town:
Current & past employers:	Softek Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

562744 added on 11/01/09 > After two years, I've finally decided to pop the question and so am soon going to be shopping for an engagement ring. Rather than use cash or that "bill me later" option, I thought I'd give this Lending Club thing a try. I recently made the move to KC (to be closer to my future wife,) so I've only had my current job for less than a year. I have however, been a Software Developer for over ten years and worked at my first employer for 8 years, and then as a consultant for two. So I do have a stable employment history. Please feel free to ask any questions you may have. Thank you for your consideration and support.

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,829.00	Public Records On File:	0
Revolving Line Utilization:	63.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454764

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454764	$18,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454764. Member loan 454764 was requested on October 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Duty Free Americas	Debt-to-income ratio:	6.33%
Length of employment:	7 years	Location:	SOUTH RICHMOND HILL, NY

Home town:
Current & past employers:	Duty Free Americas
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1979	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	45
Revolving Credit Balance:	$5,494.00	Public Records On File:	0
Revolving Line Utilization:	14.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454771

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454771	$17,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454771. Member loan 454771 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,104 / month
Current employer:	Federal Civil Service/PSNSY Dept. of the	Debt-to-income ratio:	10.71%
Length of employment:	10 + years	Location:	Bremerton, WA

Home town:
Current & past employers:	Federal Civil Service/PSNSY Dept. of the
Education:

This borrower member posted the following loan description, which has not been verified:

563480 added on 10/26/09 > Loan is for debt consolidation and upgrades to rental properties. Total income includes $17148.00 in annual VA disability income, $17243.00 annual rental income, $62275.52 annual base salary at work, for a total of 97,243.00 563480 added on 10/26/09 > Gross, with VA disability payments tax free.

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,896.00	Public Records On File:	1
Revolving Line Utilization:	97.40%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 454786

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454786	$6,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454786. Member loan 454786 was requested on October 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Davita Katy Dialysis	Debt-to-income ratio:	12.77%
Length of employment:	1 year	Location:	HOUSTON, TX

Home town:
Current & past employers:	Davita Katy Dialysis
Education:

This borrower member posted the following loan description, which has not been verified:

563501 added on 10/27/09 > This is for a recent medical expense 563501 added on 10/27/09 > This is for a recent medical expense. I have a very stable job or i should say jobs as I also work as a Physical Therapist on the weekends. This expense just came up for a family member. I make more than enough monthly to cover all my expenses, but this just came up and need this lump sum soon. 563501 added on 10/27/09 > My work history is as follows: I have worked as a Physical Therapist for 14 + years. I quit for 2 years to go back to school to get my nursing degree which i received last year and am now working full time as a Dialysis Nurse, while also working as a contract Physical Therapist on the weekend. My jobs are very stable and I get new job offers honestly on a daily basis. My credit history is VERY important to me and I never want to jeopardize that and I think my credit score is an indication of that. I take pride in my good credit rating. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on October 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	32	Months Since Last Delinquency:	19
Revolving Credit Balance:	$2,930.00	Public Records On File:	0
Revolving Line Utilization:	3.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454791

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454791	$12,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454791. Member loan 454791 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Inovis USA, Inc	Debt-to-income ratio:	15.52%
Length of employment:	6 years	Location:	San Clemente, CA

Home town:
Current & past employers:	Inovis USA, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

563508 added on 10/26/09 > Thanks for taking the time to consider investing in my loan. I am a National Corporate Accounts Manager for a B2B Supply Chain Software Company. I have been with this company for almost 7 years. My husband and I have three incomes from three different companies. In addition to my NCA Management position, I have started my own Wedding Coordination and Consulting Business and have put on 25+ weddings in my companies 3 year history and already have multiple bookings for next year. My husband is invovled in the commercial real estate markets and has been with his company for 6 years and is focused on distressed assets within the various banks. His credit score is north of 710. These funds will be used for the immediate pay off of three credit cards totalling +/-$10,500 with a average APR that was just raised to 24.99%. That is how the credit card companies thanked us for always paying on time... 2 Citibank Cards (Balance = $2,415 & $3,600) and 2 Amex cards (Balance = $3,000 & $1,400). We are also investors in this site and by the end of November will have funded over $2,000 worth of notes. We have over $190,000 in various 401K, retirement and investment accounts with a national bank. We look forward to being a great borrower.

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,221.00	Public Records On File:	0
Revolving Line Utilization:	21.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454796

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454796	$17,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454796. Member loan 454796 was requested on November 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,888 / month
Current employer:	Parkland Hospital	Debt-to-income ratio:	3.65%
Length of employment:	10 + years	Location:	Plano, TX

Home town:
Current & past employers:	Parkland Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	29
Revolving Credit Balance:	$14,907.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454801

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454801	$3,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454801. Member loan 454801 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,563 / month
Current employer:	School District of Philadelphia	Debt-to-income ratio:	14.23%
Length of employment:	< 1 year	Location:	Sharon Hill, PA

Home town:
Current & past employers:	School District of Philadelphia
Education:

This borrower member posted the following loan description, which has not been verified:

563533 added on 10/27/09 > I am in need of a loan to cover expenses from moving, work, and car repairs. I am an elementary teacher. I started working as a teacher in January. I graduated last year and worked in a factory as a temp until I landed my dream job. My rent with utilities is about $950 a month. Along with my rent I pay the following on a monthly basis: college loans $292, a car loan $179, cell phone $50, and car insurance $126. Everything I have mentioned I have always paid in full and on time. It costs me about $30 a week for gas. I have no dependents.

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,982.00	Public Records On File:	0
Revolving Line Utilization:	32.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454804

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454804	$16,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454804. Member loan 454804 was requested on October 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$9,000 / month
Current employer:	El Camino Hospital	Debt-to-income ratio:	22.31%
Length of employment:	4 years	Location:	SAN JOSE, CA

Home town:
Current & past employers:	El Camino Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

563550 added on 10/27/09 > I'm a labor and delivery nurse. I have definite job security and I love what I do. Once and for all I will pay off my credit card debt. 563550 added on 10/28/09 > I have a very good credit score and my once very low interest rates have hit an all time high. Help please.

A credit bureau reported the following information about this borrower member on October 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$110,886.00	Public Records On File:	0
Revolving Line Utilization:	42.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454807

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454807	$4,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454807. Member loan 454807 was requested on November 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,833 / month
Current employer:	CJ HANSEN CO. INC.	Debt-to-income ratio:	21.49%
Length of employment:	3 years	Location:	FALLS CITY, OR

Home town:
Current & past employers:	CJ HANSEN CO. INC.
Education:

This borrower member posted the following loan description, which has not been verified:

563556 added on 11/01/09 > THIS LOAN IS TO HELP ME PAY OFF HIGH INTREST CREDIT CARDS

A credit bureau reported the following information about this borrower member on October 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	45
Revolving Credit Balance:	$12,925.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454824

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454824	$3,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454824. Member loan 454824 was requested on October 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,300 / month
Current employer:	Blues Management	Debt-to-income ratio:	9.87%
Length of employment:	3 years	Location:	KATY, TX

Home town:
Current & past employers:	Blues Management
Education:

This borrower member posted the following loan description, which has not been verified:

563608 added on 10/27/09 > Consolidation Loan 563608 added on 10/27/09 > Payments are do soon for both credit cards, I would like to pay them off in one full payment. 563608 added on 10/27/09 > I am always on time with my monthly payments, I am just trying to get everything down to one full payment. I have been at my job for over three years and my job is very secure. 563608 added on 10/28/09 > My debt from my credit cards is only around 2,300 but I do owe my father the rest of the money for car repairs.

A credit bureau reported the following information about this borrower member on October 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,229.00	Public Records On File:	0
Revolving Line Utilization:	82.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 454857

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454857	$5,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454857. Member loan 454857 was requested on October 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	State Bar of AZ	Debt-to-income ratio:	0.54%
Length of employment:	2 years	Location:	Phoenix, AZ

Home town:
Current & past employers:	State Bar of AZ
Education:

This borrower member posted the following loan description, which has not been verified:

563666 added on 10/27/09 > We are purchasing a new AC Unit.

A credit bureau reported the following information about this borrower member on October 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$429.00	Public Records On File:	0
Revolving Line Utilization:	0.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454864

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454864	$12,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454864. Member loan 454864 was requested on October 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	21.87%
Length of employment:	n/a	Location:	ROCHESTER, NY

Home town:	Worcester
Current & past employers:	Segal Company, Pearson Education
Education:	College of the Holy Cross, University of Massachusetts at Boston

This borrower member posted the following loan description, which has not been verified:

563680 added on 10/27/09 > Please help baby Etta and her parents consolidate their debt. We just had our first baby and would love to get out of our credit card debt by paying them off with this loan so we can focus our energy on our baby and not our money issues!

A credit bureau reported the following information about this borrower member on October 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,835.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454865

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454865	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454865. Member loan 454865 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Bob Bauer's Best, Inc.	Debt-to-income ratio:	13.13%
Length of employment:	2 years	Location:	SANTA MONICA, CA

Home town:
Current & past employers:	Bob Bauer's Best, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,357.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454885

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454885	$8,500	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454885. Member loan 454885 was requested on October 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	Chicago Clinical Laboratories	Debt-to-income ratio:	15.55%
Length of employment:	< 1 year	Location:	CHICAGO, IL

Home town:
Current & past employers:	Chicago Clinical Laboratories
Education:

This borrower member posted the following loan description, which has not been verified:

563729 added on 10/27/09 > Hello! I am a medical student who's attending a school that has lost it's funding. I am working three jobs to try to gather enough money to continue my clinical rotations and graduate, however, I need some help. Thank you in advance for any help that is recieved...you will truly be helping someone achieve their dream!

A credit bureau reported the following information about this borrower member on October 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,476.00	Public Records On File:	0
Revolving Line Utilization:	93.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 454887

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454887	$10,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454887. Member loan 454887 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,828 / month
Current employer:	El Taco of California, Inc.	Debt-to-income ratio:	3.24%
Length of employment:	3 years	Location:	Norwalk, CA

Home town:
Current & past employers:	El Taco of California, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,675.00	Public Records On File:	0
Revolving Line Utilization:	6.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 454912

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454912	$12,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454912. Member loan 454912 was requested on October 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,583 / month
Current employer:	n/a	Debt-to-income ratio:	14.94%
Length of employment:	n/a	Location:	Spartanburg, SC

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

563793 added on 10/27/09 > This is a multi purpose loan. It will consolidate some debt at lower rate,buy an engagement ring, and buy materials for a large job coming up.

A credit bureau reported the following information about this borrower member on October 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,495.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454927

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454927	$2,400	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454927. Member loan 454927 was requested on October 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,971 / month
Current employer:	Biocare Medical	Debt-to-income ratio:	20.67%
Length of employment:	6 years	Location:	MARTINEZ, CA

Home town:
Current & past employers:	Biocare Medical
Education:

This borrower member posted the following loan description, which has not been verified:

563821 added on 10/27/09 > I have been at my job going on 6 years. I make all my monthly payments on time. I have had a loan in the past and I paid it off 6 months early.

A credit bureau reported the following information about this borrower member on October 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	74
Revolving Credit Balance:	$19,888.00	Public Records On File:	0
Revolving Line Utilization:	94.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454945

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454945	$11,500	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454945. Member loan 454945 was requested on October 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,875 / month
Current employer:	Applied Systems	Debt-to-income ratio:	20.35%
Length of employment:	2 years	Location:	Manteno, IL

Home town:
Current & past employers:	Applied Systems
Education:

This borrower member posted the following loan description, which has not been verified:

563848 added on 10/27/09 > I am determined to get this debt paid off and getting a chunk of it consolidated into a loan with a fixed payment and maturity date will be a huge step. I've worked at my job for just under two years now and will be looking at a second promotion very soon. In honesty, the reason for the debt was poor spending in college and while living on my own. Much of the overspending was just on food and gas. I have turned everything around and the credit cards are all cut up and in a plastic baggy as a constant reminder that I am working my way out of that debt. I have been very solid with my budget over the last six months and have only made a single small purchase on any credit card in that time. I have a month-to-month plan for getting the debt paid off and I have followed it. I am serious about getting this debt behind me so I can work toward buying a house. Also, as any credit report of mine will show, I have never been delinquent on any payment and every account I have every had is in good standing. I will be as reliable as anyone that will ever borrow.

A credit bureau reported the following information about this borrower member on October 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,438.00	Public Records On File:	0
Revolving Line Utilization:	61.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 454955

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454955	$8,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454955. Member loan 454955 was requested on October 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	n/a	Debt-to-income ratio:	0.85%
Length of employment:	n/a	Location:	orlando, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

563916 added on 10/27/09 > Dependable. Will pay money back on time

A credit bureau reported the following information about this borrower member on October 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1969	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,125.00	Public Records On File:	0
Revolving Line Utilization:	8.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 454963

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454963	$11,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454963. Member loan 454963 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Towers Perrin	Debt-to-income ratio:	21.69%
Length of employment:	2 years	Location:	WEST CHESTER, PA

Home town:
Current & past employers:	Towers Perrin
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,129.00	Public Records On File:	0
Revolving Line Utilization:	73.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454980

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454980	$12,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454980. Member loan 454980 was requested on October 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	s.a. halac iron works inc.	Debt-to-income ratio:	7.82%
Length of employment:	10 + years	Location:	ashburn, VA

Home town:
Current & past employers:	s.a. halac iron works inc.
Education:

This borrower member posted the following loan description, which has not been verified:

563974 added on 10/27/09 > I am a very dependable person and has been very good with my payments always. I have some expenses coming up due to my wedding and instead of dealing with credit cards I 'd rather work with you. Thank you in advance for your kind help.

A credit bureau reported the following information about this borrower member on October 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,320.00	Public Records On File:	0
Revolving Line Utilization:	8.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454995

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454995	$10,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454995. Member loan 454995 was requested on October 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,667 / month
Current employer:	Baker Furniture	Debt-to-income ratio:	5.36%
Length of employment:	8 years	Location:	ROCHESTER, MI

Home town:
Current & past employers:	Baker Furniture
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	31
Revolving Credit Balance:	$35,121.00	Public Records On File:	0
Revolving Line Utilization:	35.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 455011

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455011	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455011. Member loan 455011 was requested on October 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,292 / month
Current employer:	Telsmith	Debt-to-income ratio:	9.27%
Length of employment:	1 year	Location:	wauwatosa, WI

Home town:
Current & past employers:	Telsmith
Education:

This borrower member posted the following loan description, which has not been verified:

564025 added on 10/27/09 > I'm consolidate credit card debt and funding for engagement ring. I wanted to minimize credit card interest and high interest rate for ring. I recently moved back to my parent house to minimize monthly expenses and plan to pay back loan sooner than loan term. 564025 added on 10/28/09 > Telsmith manufactures rock crushing equipment for quarries and mining facilities. At Telsmith I am an applications engineer. I design and quote plant systems for aggregate companies. I recently moved back to my parents to save money so I am not paying rent. My previous rent (including all utilities) was $940. I own my car, so I have no car payment. Insurance is about $380/6 months. Gas is about $200 per month. My food costs, with eating out, were about $350 per month but I expect that to decline from moving back home. My cell phone is $100/month. I have a Stafford loan with a balance of $16,000. Monthly payment is $205 but I usually pay around $400. Interest rate is 4.75% on 1/3 and 6.8% on the rest. My credit card balance is $8,500 with a rate about 20%. I am planning to purchase an engagement ring for about $5,500, which is where the remainder of the loan would go. The jeweler I choose has a 3 month no interest plan through Wells Fargo but after 3 months the interest rate is 22%. The Stafford loan and credit card loan were debt accumulated from 4 years at MSOE (Milwaukee school of engineering). In hind sight I should have gotten a student loan in lieu of the credit card debt, but I was determined to pay for school on my own. MSOE is about $30,000 per year. In the case of a job loss I have an emergency fund of about $4,000 in a money market fund. There is still a demand for engineers in the Milwaukee area. With my degree I am confident I could easily find another engineering position within a month. Last year when entering the job market I received a total of 7 job offers. If you have any questions please feel free to ask.

A credit bureau reported the following information about this borrower member on October 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,087.00	Public Records On File:	0
Revolving Line Utilization:	30.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455027

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455027	$9,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455027. Member loan 455027 was requested on October 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,343 / month
Current employer:	n/a	Debt-to-income ratio:	5.32%
Length of employment:	n/a	Location:	Santa Rosa, CA

Home town:	Califon
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

564054 added on 10/27/09 > I plan to pay off my credit card debt and car loan since they have high interest rates. So this will be my only debt. I am a successful business owner of a strong, profitable, growing business in the area of green, ecological, organic children's products. I have been in this business for over 12 years and the business is debt-free. My monthly budget is around $7,500 so I will have no problem paying the monthly payments on this loan. Thank you! 564054 added on 10/29/09 > Correction: I meant to say my budget is around $6000 and my income is around $7500. I appreciate this loan and am happy to answer any questions.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,273.00	Public Records On File:	1
Revolving Line Utilization:	43.60%	Months Since Last Record:	90
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455041

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455041	$3,750	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455041. Member loan 455041 was requested on October 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Huntington Beach Hospital	Debt-to-income ratio:	18.91%
Length of employment:	3 years	Location:	Long Beach, CA

Home town:
Current & past employers:	Huntington Beach Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

564073 added on 10/27/09 > I have NEVER made a late payment on my credit cards. 564073 added on 10/27/09 > I am a current student who works part time. I pay no rent, so the monthly income I receive is directly paid to bills.

A credit bureau reported the following information about this borrower member on October 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,881.00	Public Records On File:	0
Revolving Line Utilization:	90.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455052

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455052	$6,400	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455052. Member loan 455052 was requested on October 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Hopkinton Pediatric Dental	Debt-to-income ratio:	20.12%
Length of employment:	2 years	Location:	NORTH EASTON, MA

Home town:
Current & past employers:	Hopkinton Pediatric Dental
Education:

This borrower member posted the following loan description, which has not been verified:

564090 added on 10/29/09 > I am requesting this loan to consolidate my credit card debt into one easy payment and to make the pay off more efficient. i consider myself a good borrower because i always pay on time and take pride in that.

A credit bureau reported the following information about this borrower member on October 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,978.00	Public Records On File:	0
Revolving Line Utilization:	78.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 455059

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455059	$6,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455059. Member loan 455059 was requested on October 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,949 / month
Current employer:	Whittier Goodrich Phar	Debt-to-income ratio:	0.85%
Length of employment:	9 years	Location:	SOUTH GATE, CA

Home town:
Current & past employers:	Whittier Goodrich Phar
Education:

This borrower member posted the following loan description, which has not been verified:

564105 added on 10/27/09 > Thank you for this loan. I been in my work for 9 years and hope to stay there for a long time. This help me to pay my bills and save money. thanks

A credit bureau reported the following information about this borrower member on October 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,772.00	Public Records On File:	0
Revolving Line Utilization:	11.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455108

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455108	$3,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455108. Member loan 455108 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,167 / month
Current employer:	PEQ Service + Solutions	Debt-to-income ratio:	9.34%
Length of employment:	1 year	Location:	WAIPAHU, HI

Home town:
Current & past employers:	PEQ Service + Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

564203 added on 10/29/09 > Have a rental income house that needs repairs from a tennant I had to evict. Using the money to repair house so I can get a higher rental income/tennant. Remaining money going to conslidate outstanding debt (make it easier to pay 1 payment). 564203 added on 10/29/09 > Bit more information incase people are wondering: 1. Haven't missed a payment ever on anything 2. Revoling credit card is actually what I used to purchase house. Loan breakdown is as followed... 2,000 going toward repair remaining 10,000 used to pay down cash advance I took on credit card at 22% (other 10,000 was done at 8%) to buy house (Yes that is right for some it is a 20,000 home and yes it is rentable/livable the repairs are becuase I had a tennant in there and didn't pay rent and left the place dirty with problems and security deposit didn't cover it all). The rest of reovling creidt I pay every month (and hence no missed payments). House plan to rent for 500-600/mo range when completed repairs (repairs take 2-3 weeks max before back on market) and plan on using rent check to pay for loan. (Of course it is not needed as I make enough income without it). 3. 135/mo car payment 4. 500-600/mo rent target when repairs complete 5. 132/mo studnet loan 6. 275/mo credit card balance (the 8% one) 7. Income stated is all me, I have other rental properties but no way to verify this (and the income) it brings (is there?). Why I haven't taken a HELCO on the houses I own for repairs? I have the houses in controllership of an LLC (that my wife and I own). For tax stargety I purposely want the LLC to have an external source (ME) providing capital for repairs rather than the LLC tapping into its own equity. It fits my long term goals of minimzing my tax payments. 564203 added on 10/30/09 > Update: I came into some money and don't need as high of a loan. I asked lending club to reduce from 12,000 to 3,500. I got fudning at a lower rate except for 3,500. Almost same breakdown 2,000 for repairs, 1500 for debt consolidation.

A credit bureau reported the following information about this borrower member on October 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,703.00	Public Records On File:	0
Revolving Line Utilization:	84.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 455121

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455121	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455121. Member loan 455121 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,083 / month
Current employer:	Ames True Temper	Debt-to-income ratio:	9.68%
Length of employment:	7 years	Location:	Mechanicsburg, PA

Home town:
Current & past employers:	Ames True Temper
Education:

This borrower member posted the following loan description, which has not been verified:

564255 added on 10/28/09 > Ned cash for house down payment

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,284.00	Public Records On File:	1
Revolving Line Utilization:	6.30%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 455135

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455135	$6,250	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455135. Member loan 455135 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,470 / month
Current employer:	Hendrickson Electric	Debt-to-income ratio:	20.69%
Length of employment:	4 years	Location:	MELBOURNE, FL

Home town:
Current & past employers:	Hendrickson Electric
Education:

This borrower member posted the following loan description, which has not been verified:

564289 added on 10/28/09 > Need to pay off higher interest credit cards. Always make payments on time.

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,270.00	Public Records On File:	0
Revolving Line Utilization:	75.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455152

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455152	$20,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455152. Member loan 455152 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	Augmentity	Debt-to-income ratio:	5.31%
Length of employment:	3 years	Location:	McKinney, TX

Home town:
Current & past employers:	Augmentity
Education:

This borrower member posted the following loan description, which has not been verified:

564331 added on 10/28/09 > I am in the final stages of software development on a corporate application that does not have any direct competitors at the moment. I have been working on this for 2 years and have put in 7 times this amount personally. I start testing in less than 2 weeks with a well known Fortune 50 client and I need this money to pay the developers to finish up the code and provide support during the testing period. Expected to launch in Jan/Feb 09. I will continue working my day job and making payments for the foreseeable future. 564331 added on 10/29/09 > Correction: launching Jan/Feb 2010.

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	63
Revolving Credit Balance:	$57,602.00	Public Records On File:	0
Revolving Line Utilization:	80.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455153

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455153	$9,500	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455153. Member loan 455153 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	delaware north co.	Debt-to-income ratio:	21.87%
Length of employment:	4 years	Location:	ROMULUS, MI

Home town:
Current & past employers:	delaware north co.
Education:

This borrower member posted the following loan description, which has not been verified:

564333 added on 10/28/09 > I now pay $500. a month on my credit cards with no problems. Consolidating my debt down to one $350 payment will be very easy to take care of.

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,306.00	Public Records On File:	0
Revolving Line Utilization:	73.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 455162

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455162	$10,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455162. Member loan 455162 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Halloran & Sage LLP	Debt-to-income ratio:	10.88%
Length of employment:	4 years	Location:	East Granby, CT

Home town:
Current & past employers:	Halloran & Sage LLP
Education:

This borrower member posted the following loan description, which has not been verified:

564348 added on 10/28/09 > Need to pay off credit card and remainder of car loan.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,238.00	Public Records On File:	0
Revolving Line Utilization:	74.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455234

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455234	$25,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455234. Member loan 455234 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,500 / month
Current employer:	City and County of San Francisco	Debt-to-income ratio:	8.24%
Length of employment:	< 1 year	Location:	Daly City, CA

Home town:	Tel Aviv
Current & past employers:	City and County of San Francisco
Education:

This borrower member posted the following loan description, which has not been verified:

564410 added on 10/29/09 > My job is super stable, I've been employed here for 30+ years. I've never been late on any payments. I just want to consolidate my credit cards to avoid 28% interest and have everything paid within 3 years. I have more than enough of a monthly budget to easily manage these payments.

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1982	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	37
Revolving Credit Balance:	$54,316.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 455253

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455253	$17,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455253. Member loan 455253 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	n/a	Debt-to-income ratio:	12.70%
Length of employment:	n/a	Location:	Virginia Beach, VA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

564500 added on 10/28/09 > I plan to update home making it energy sufficient.

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	47	Months Since Last Delinquency:	17
Revolving Credit Balance:	$31,376.00	Public Records On File:	0
Revolving Line Utilization:	45.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 455254

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455254	$24,250	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455254. Member loan 455254 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,750 / month
Current employer:	superior inc	Debt-to-income ratio:	2.47%
Length of employment:	< 1 year	Location:	TOMS RIVER, NJ

Home town:
Current & past employers:	superior inc
Education:

This borrower member posted the following loan description, which has not been verified:

564503 added on 10/30/09 > I need this loan to pay for my wedding. 564503 added on 10/31/09 > It's great to see all my military brothers/sisters contributing to what shall be the Happiest day of my life other than graduating college,Basic Training, Ranger Training, and AIT WHOAAA!!! Thank you from the bottom of my heart.....

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,402.00	Public Records On File:	1
Revolving Line Utilization:	19.70%	Months Since Last Record:	58
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 455261

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455261	$4,500	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455261. Member loan 455261 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Huber and Waldron	Debt-to-income ratio:	19.78%
Length of employment:	8 years	Location:	MACUNGIE, PA

Home town:
Current & past employers:	Huber and Waldron
Education:

This borrower member posted the following loan description, which has not been verified:

564513 added on 10/28/09 > This loan will be to consolidate credit card debt. 564513 added on 10/29/09 > I have 3 cards that I would like to consolidate into one payment so that I can reduce my debt faster and ultimately not have any credit card debt. 564513 added on 10/29/09 > I have worked for my employer for 8 years and I am now 25. This year my income will be approximately $50,000.00 with a household income of approximately $85,000.00 annually. I am getting married in 6 months and would like to begin my marriage debt free. I always pay my bills on time. I am a good canidate for this loan. I will own my home for 3 years on December 1st. Most of my credit card debt is furniture and home repairs including carpets and windows. I intend on trying to pay this loan off before 3 years. With the rising interest rates on my credit cards it seems impossible to get ahead.

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	27	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,114.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 455271

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455271	$4,800	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455271. Member loan 455271 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,982 / month
Current employer:	n/a	Debt-to-income ratio:	6.73%
Length of employment:	n/a	Location:	CHESAPEAKE, VA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1983	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	10
Revolving Credit Balance:	$796.00	Public Records On File:	0
Revolving Line Utilization:	2.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 455281

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455281	$23,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455281. Member loan 455281 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	MeadWestvaco	Debt-to-income ratio:	6.73%
Length of employment:	< 1 year	Location:	Richmond, VA

Home town:
Current & past employers:	MeadWestvaco
Education:

This borrower member posted the following loan description, which has not been verified:

564549 added on 10/28/09 > This loan will be used to fund the expansion of my business ResumesBy, a professional resume writing service.The funds will be targeted to improve my website (www.resumesby.com), increase marketing activities, cover the cost of resume writer certification programs, and pay for part-time proof reader.

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	19
Revolving Credit Balance:	$17,606.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 455289

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455289	$7,750	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455289. Member loan 455289 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,989 / month
Current employer:	n/a	Debt-to-income ratio:	3.27%
Length of employment:	n/a	Location:	Springwater, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

564566 added on 10/29/09 > Credit Cards wanted to raise rates to 29.99% no reason.We closed accounts and just recently paid off 2 car loans at 460/ Month tired of dealing with banks and credit cards this service was seen on Fox Business Network on TV. i just want to get on my way to Debt Free. Retired and tired of being in debt. We carry plenty of life insurance so there is no risk. Income for me out of civil service retirement from US Postal Service. Wife works full time in restaurant. We own a home on 22 acres in the finger lakes of NY with all hardwood maple on it, as it grows it is like money in bank. Lend me a hand I will pass it forward. thanks for looking. 564566 added on 10/29/09 > we have household income in the 50000 plus range. My wife is a waitress and shows 13000 per year. there is more in tips and bonuses she receives. We have two mortgages at 1100 per month. our property taxes are 1600 per year. we don't have any children living with us they are all grown. we have had an error free payment record for about 4 years now. the banks just want you to verify income and that is difficult in our situation. thanks again for looking 564566 added on 10/31/09 > I AM A GRADUATE OF ROCHESTER INSTITUTE OF TECHNOLOGY CLASS OF 1975, TRAINED UNDER NEVADA REAL ESTATE DIVISION AS TIMESHARE SALES, MEMBER OF LOYAL ORDER OF THE MOOSE, THE PHI KAPPA TAU FRATERNITY ALUMNI ASSOCIATION GAMMA NU CHAPTER, GREW UP IN NEWARK, NEW JERSEY AREA, MEMBER OF THE BORN AT THE BETH ISRAEL HOSPITAL FOUNDATION, RETIRED MEMBER OF THE AMERICAN POSTAL WORKERS UNION, CURRENTLY STUDYING DAVE RAMSEY'S THE TOTAL MONEY MAKEOVER PLAN. IN GOD WE TRUST, THANKS FOR HELPING!!!!!!1

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,709.00	Public Records On File:	0
Revolving Line Utilization:	94.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 455296

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455296	$25,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455296. Member loan 455296 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,200 / month
Current employer:	E AND H BILLING SERVICES	Debt-to-income ratio:	15.63%
Length of employment:	5 years	Location:	north hollywood, CA

Home town:
Current & past employers:	E AND H BILLING SERVICES
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$288,311.00	Public Records On File:	0
Revolving Line Utilization:	20.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 455299

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455299	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455299. Member loan 455299 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,833 / month
Current employer:	Herbalife International	Debt-to-income ratio:	7.31%
Length of employment:	2 years	Location:	Redondo Beach, CA

Home town:
Current & past employers:	Herbalife International
Education:

This borrower member posted the following loan description, which has not been verified:

564580 added on 10/28/09 > Purpose of loan: This loan will be used to expand my consulting business (hardware, software licensing and marketing materials) My financial situation: I am a good candidate for this loan because I will still maintain my full time job while I continue to build my business.

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,424.00	Public Records On File:	0
Revolving Line Utilization:	17.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455300

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455300	$8,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455300. Member loan 455300 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	n/a	Debt-to-income ratio:	6.19%
Length of employment:	n/a	Location:	EDINBURG, TX

Home town:	Mexico City
Current & past employers:	IPC Apartments, Interpower Corp, Tokyo Electron America, Lockheed Martin Corp., Biomedical Enterprises
Education:	University of Texas Pan American, The University of Texas at San Antonio

This borrower member posted the following loan description, which has not been verified:

558370 added on 10/16/09 > It's the perfect time to trim down on the number of credit cards. Don't have a problem making the payments, but the payments will be lower here anyway. And why should the credit cards have all the profits? 558370 added on 10/16/09 > I already have a loan here in Lending Club and It is faithfully up to date with no problems. 558370 added on 10/20/09 > Thank you for your consideration. I assure you the money will be put to good use and in a responsible manner.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$685.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455304

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455304	$6,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455304. Member loan 455304 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Kohler Company	Debt-to-income ratio:	21.20%
Length of employment:	7 years	Location:	Sheboygan, WI

Home town:
Current & past employers:	Kohler Company
Education:

This borrower member posted the following loan description, which has not been verified:

564587 added on 10/28/09 > This loan would really help me in getting my finances back in order. You will see I have been paying every month on time, but at $100 intrest a month. I really could use some help. Thanks for any consideration.

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,706.00	Public Records On File:	1
Revolving Line Utilization:	32.60%	Months Since Last Record:	99
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 455306

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455306	$2,500	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455306. Member loan 455306 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Union Tank Car Company	Debt-to-income ratio:	14.90%
Length of employment:	7 years	Location:	Maringouin, LA

Home town:
Current & past employers:	Union Tank Car Company
Education:

This borrower member posted the following loan description, which has not been verified:

564593 added on 10/28/09 > Automobile repairs

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,331.00	Public Records On File:	0
Revolving Line Utilization:	58.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 455314

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455314	$1,200	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455314. Member loan 455314 was requested on October 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Smyrna school district	Debt-to-income ratio:	6.80%
Length of employment:	10 + years	Location:	Dover, DE

Home town:
Current & past employers:	Smyrna school district
Education:

This borrower member posted the following loan description, which has not been verified:

564611 added on 10/31/09 > I am purchasing a used motorcycle and just needed a little additional cash for my purchase. Looking forward to future transactions. 564611 added on 10/31/09 > This loan is for a 2009 Yamaha XT with 4 miles on it. A great bike for the money. If you have further questions please contact me.

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,459.00	Public Records On File:	0
Revolving Line Utilization:	6.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 455317

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455317	$2,400	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455317. Member loan 455317 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Monroe Tenneco	Debt-to-income ratio:	19.62%
Length of employment:	3 years	Location:	Paragould, AR

Home town:
Current & past employers:	Monroe Tenneco
Education:

This borrower member posted the following loan description, which has not been verified:

564617 added on 10/28/09 > I am using the funds borrowed to pay off a few small things that was borrowed. I do not like and will not get behind on any monthly payments that I owe. I make my payments on time, if not on an earlier date. I never miss any working days due to the fact that if one is missed, it can sometimes cause a person to fall behind on their money situation.

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,388.00	Public Records On File:	0
Revolving Line Utilization:	55.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 455335

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455335	$3,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455335. Member loan 455335 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,208 / month
Current employer:	City of Aurora	Debt-to-income ratio:	5.61%
Length of employment:	2 years	Location:	AURORA, CO

Home town:
Current & past employers:	City of Aurora
Education:

This borrower member posted the following loan description, which has not been verified:

564646 added on 10/29/09 > 1st time homeowner that would like to do some improvements around the house.

A credit bureau reported the following information about this borrower member on October 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,610.00	Public Records On File:	0
Revolving Line Utilization:	39.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 455393

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455393	$6,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455393. Member loan 455393 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,583 / month
Current employer:	Riviera broadcast group LLC	Debt-to-income ratio:	23.22%
Length of employment:	7 years	Location:	TEMPE, AZ

Home town:
Current & past employers:	Riviera broadcast group LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,413.00	Public Records On File:	0
Revolving Line Utilization:	22.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 455413

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455413	$25,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455413. Member loan 455413 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,800 / month
Current employer:	INTERNATIONAL BAKERY	Debt-to-income ratio:	7.83%
Length of employment:	4 years	Location:	GLENDALE, CA

Home town:
Current & past employers:	INTERNATIONAL BAKERY
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,729.00	Public Records On File:	0
Revolving Line Utilization:	16.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455421

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455421	$8,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455421. Member loan 455421 was requested on October 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,125 / month
Current employer:	Cracker Barrel Old Country Stores	Debt-to-income ratio:	1.24%
Length of employment:	2 years	Location:	WALES, MA

Home town:
Current & past employers:	Cracker Barrel Old Country Stores
Education:

This borrower member posted the following loan description, which has not been verified:

564806 added on 10/28/09 > This loan is for purchase of fixed assets to partially outfit a new bakery/coffee shop; we have already purchased the majority of the equipment and have suitable working capital. I will not be sacrificing my current employment in order to run the bakery, as I have the full support of my husband and his business expertise. I do, however, spend every waking moment on this endeavor, and enjoy it thoroughly despite the monumental effort involved. We have no dependants and no outstanding debts. Thank you in advance!

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$707.00	Public Records On File:	0
Revolving Line Utilization:	35.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455462

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455462	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455462. Member loan 455462 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,400 / month
Current employer:	CCRC	Debt-to-income ratio:	7.84%
Length of employment:	< 1 year	Location:	CHESAPEAKE, VA

Home town:
Current & past employers:	CCRC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	24
Revolving Credit Balance:	$12,018.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455614

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455614	$5,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455614. Member loan 455614 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,400 / month
Current employer:	Oak Hill Hospital	Debt-to-income ratio:	16.57%
Length of employment:	< 1 year	Location:	Brooksville, FL

Home town:
Current & past employers:	Oak Hill Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

565076 added on 10/29/09 > Home improvement required to provide a privacy fence for security and of course privacy.

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,465.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 455618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455618	$11,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455618. Member loan 455618 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	DELL Inc	Debt-to-income ratio:	14.88%
Length of employment:	6 years	Location:	Hutto, TX

Home town:
Current & past employers:	DELL Inc
Education:

This borrower member posted the following loan description, which has not been verified:

565088 added on 10/29/09 > Check out my credit payment history...about as perfect as you get. The only thing that keeps my credit score under Excellent is the debt to income ratio. I'm ready to live a debt free life and excited to be putting my plan into action. This loan will be used to pay off existing credit card debt with high intrest rates. 565088 added on 10/29/09 > I will be paying this off in less that 36 months as we use our tax and April bonus money to further assist our debt free dreams.

A credit bureau reported the following information about this borrower member on October 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	35
Revolving Credit Balance:	$10,104.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 455627

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455627	$8,400	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455627. Member loan 455627 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	RBS Sempra Commodities	Debt-to-income ratio:	8.36%
Length of employment:	5 years	Location:	Stamford, CT

Home town:
Current & past employers:	RBS Sempra Commodities
Education:

This borrower member posted the following loan description, which has not been verified:

565119 added on 10/29/09 > I would like to borrow $8,400...I think I am a very good risk... I will be able to pay it back in 3 years....without a problem I have gotten myself a little over extended with credit card bills....I recently got engaged to the woman of my dreams....and I am trying to give her the wedding she has always dreamt about....Which is expensive I bring home $4,082 a month in income Following are my expenses: Student Loan $115.00 Rent $1,500.00 Cell Phone $120.00 Cable/phone/Internet $175.00 Electric $120.00 Gas and Auto Maint $150.00 Food and Beverages $500.00 Misc. Expenses Entertainment 320.00 Total Expenses equal $3,000.00 This leaves me $1,000.00 a month for my credit card bills....I am roughly paying about $700.00 towards these bills each month.....which leaves me very little room to error With a loan from you....for a 3 years period and at lets say 13%.....I would be paying $282.00 a month and be able to save some cash for our future. Also, as soon as we move in together these expenses will be reduced Thanks in advance for funding my loan....I look forward to doing business with you

A credit bureau reported the following information about this borrower member on October 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1984	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,479.00	Public Records On File:	0
Revolving Line Utilization:	27.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 455640

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455640	$21,600	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455640. Member loan 455640 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,800 / month
Current employer:	Bellisima Skim Care	Debt-to-income ratio:	22.27%
Length of employment:	3 years	Location:	Miami, FL

Home town:
Current & past employers:	Bellisima Skim Care
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,398.00	Public Records On File:	0
Revolving Line Utilization:	56.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455642

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455642	$2,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455642. Member loan 455642 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,104 / month
Current employer:	n/a	Debt-to-income ratio:	23.48%
Length of employment:	n/a	Location:	west alexandria, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

565160 added on 10/29/09 > I need this loan for a down payment towards a home for my family. I have been living in a 2 bed room home with my husband and 3 children the stress is very high with a home that too small for what family we have here now and I have a little one coming Feb 2010. This loan would make our lives so much easier and take away some of the stress we carry around with us daily.

A credit bureau reported the following information about this borrower member on October 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,830.00	Public Records On File:	0
Revolving Line Utilization:	48.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 455650

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455650	$4,750	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455650. Member loan 455650 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	n/a	Debt-to-income ratio:	13.22%
Length of employment:	n/a	Location:	Englewood, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

565174 added on 10/29/09 > I am seeking start up capital to start a small Tax Preparation Firm. I have over 10 years experience in professional tax preparation and I've managed a small tax prep firm for the last 7 years. My seasonal revenue production at that firm averaged over $100K for the last 5 years, however, the owner of that firm has misappropriated my compensation for the last 2 seasons which is why I am seeking to get out on my own. I have the experience, and the clientele, all I need is some funding to assist me in getting started because of my compensation issues with my former firm. I will be more than happy to answer any questions any lenders may have.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	10
Revolving Credit Balance:	$26,157.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455662

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455662	$12,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455662. Member loan 455662 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,200 / month
Current employer:	Aspire Technologies	Debt-to-income ratio:	16.07%
Length of employment:	2 years	Location:	Orlando, FL

Home town:	Yuma
Current & past employers:	Aspire Technologies, Manheim Technology, Cox Communications
Education:	Valencia Community College, University of Central Florida, Broward Community College

This borrower member posted the following loan description, which has not been verified:

565220 added on 10/29/09 > Bank of America, like the other major banks, are cranking up interest rates and ignoring customer service in their ever increasing scramble for profits. I've been a long time customer of theirs and opened many different credit accounts for various reasons - but now, due to their remarkable failures (both nationally and on a personal level), I've stripped down my debt accounts to one credit card and a "Gold Option Loan", which was a swindle from the start. The interest rate for the loan sits right now at 19.99% and will likely increase; regardless of my pristine payment history on every account I've had with them and a consistent overpayment of the minimum, they refuse to lower the rate. So I'm here looking to find an alternative, hoping I can kill off what I owe to Bank of America and move on to greener, more personable pastures. I never make late payments and my income is steady and secure with a software company that is still growing - this investment is about as secure as they come. 565220 added on 10/29/09 > In regards to credit report, the only negative is a $23 balance for an old $60 medical bill that never reached me. It was sent to a collections agency, I paid what they requested which was approximately 65% of the balance and it was then supposed to be cleared off the report. This obviously never happened - they quickly closed down as a business and I now have no option to pay off the remainder - I wouldn't leave $23 unpaid on my report if I had any option to clear it. Even the credit bureaus won't help, which shouldn't be a surprise.

A credit bureau reported the following information about this borrower member on October 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,137.00	Public Records On File:	0
Revolving Line Utilization:	42.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455671

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455671	$8,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455671. Member loan 455671 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,200 / month
Current employer:	Health Choice Medical	Debt-to-income ratio:	4.50%
Length of employment:	4 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Health Choice Medical
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,009.00	Public Records On File:	0
Revolving Line Utilization:	49.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455682

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455682	$3,200	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455682. Member loan 455682 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,417 / month
Current employer:	Dell Inc	Debt-to-income ratio:	16.44%
Length of employment:	< 1 year	Location:	AUSTIN, TX

Home town:
Current & past employers:	Dell Inc
Education:

This borrower member posted the following loan description, which has not been verified:

565253 added on 10/30/09 > Wanting to consolidate a few couple high interest credit cards into single payment with terms to payoff and a little boost to my checking account for unexpected expenses. My divorce was finalized earlier this year, and my 10 daughter lives with me. I have always been accountable for my debts and took on extra since my ex-wife was unemployed and unable to make the payments for our shared debt. The large lines of credit on my report are closed and I have arranged payoff agreements these lenders. I have worked at Dell for over 12 years, starting as an EMR technician in manufacturing, about 8 years developing software and past 3 years as Product Manager for a core Dell system. I am looking forward to getting past my losses and moving on and really appreciate any help. 565253 added on 10/31/09 > *** Correction - I have one 10 year old daughter, not 10 daughters :)

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	8
Revolving Credit Balance:	$5,843.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 455697

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455697	$8,650	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455697. Member loan 455697 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Orphic Workshop	Debt-to-income ratio:	11.80%
Length of employment:	4 years	Location:	Las Vegas, NM

Home town:
Current & past employers:	Orphic Workshop
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,590.00	Public Records On File:	0
Revolving Line Utilization:	30.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455710

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455710	$2,350	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455710. Member loan 455710 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,100 / month
Current employer:	Sysco Baraboo, LLC	Debt-to-income ratio:	16.39%
Length of employment:	2 years	Location:	SPRING GREEN, WI

Home town:
Current & past employers:	Sysco Baraboo, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

565325 added on 10/29/09 > Plan to use funds to pay off necessary bills and keep a better credit rating and credit score. Thank you. 565325 added on 10/29/09 > I look forward to your loan and paying it off in time and promptly as I can.

A credit bureau reported the following information about this borrower member on October 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	17	Months Since Last Delinquency:	10
Revolving Credit Balance:	$220.00	Public Records On File:	0
Revolving Line Utilization:	13.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 455715

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455715	$21,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455715. Member loan 455715 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,797 / month
Current employer:	Weld County Government	Debt-to-income ratio:	10.53%
Length of employment:	6 years	Location:	Greeley, CO

Home town:
Current & past employers:	Weld County Government
Education:	Illinois State University

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,800.00	Public Records On File:	0
Revolving Line Utilization:	25.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455716

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455716	$10,200	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455716. Member loan 455716 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Eodt	Debt-to-income ratio:	0.00%
Length of employment:	1 year	Location:	brooklyn, NY

Home town:
Current & past employers:	Eodt, U.S Army
Education:	CUNY Queensborough Community College

This borrower member posted the following loan description, which has not been verified:

Want to buy a home for my family in Tacoma Washington.ex military served my country just looking for some where peacefull to live. Thank you

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,473.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 455737

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455737	$12,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455737. Member loan 455737 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	U.S. Bureau of Economic Analysis	Debt-to-income ratio:	16.28%
Length of employment:	3 years	Location:	Alexandria, VA

Home town:
Current & past employers:	U.S. Bureau of Economic Analysis
Education:

This borrower member posted the following loan description, which has not been verified:

511310 added on 10/29/09 > I'm paying off a high-interest credit card. I have a stable financial history, having never missed a payment. My employment situation is stable-- I have worked for the Federal government for over three and a half years, and have consistently received high performance ratings from my superiors. I also hold a Master's degree in Economics. Though I'm easily able to pay off the card at the current rate, I'd rather pay less in interest while providing a good return to an average person, rather than helping finance the salary of an executive at a bailed-out financial institution that treats its customers poorly.

A credit bureau reported the following information about this borrower member on October 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,331.00	Public Records On File:	0
Revolving Line Utilization:	96.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455765	$1,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455765. Member loan 455765 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Fort Sutter Co	Debt-to-income ratio:	22.58%
Length of employment:	2 years	Location:	Sacramento, CA

Home town:
Current & past employers:	Fort Sutter Co
Education:

This borrower member posted the following loan description, which has not been verified:

565427 added on 10/29/09 > I think I may have entered my bank information incorrectly. 565427 added on 10/29/09 > I am trying the BORROWING service out because I was interested in being a LENDER. I made mistakes in my application and I can't correct anything and it appears that my loan is already posted to find borrowers. Where is the qualifying happening for my loan request? How do I ask someone a question? I cannot find customer service.

A credit bureau reported the following information about this borrower member on October 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	35
Revolving Credit Balance:	$270.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 455769

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455769	$3,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455769. Member loan 455769 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,464 / month
Current employer:	valley veiw	Debt-to-income ratio:	5.87%
Length of employment:	< 1 year	Location:	FORT MORGAN, CO

Home town:
Current & past employers:	valley veiw
Education:

This borrower member posted the following loan description, which has not been verified:

565438 added on 10/29/09 > I am going to use this loan to pay off my credit cards and get a few things for my house

A credit bureau reported the following information about this borrower member on October 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,979.00	Public Records On File:	0
Revolving Line Utilization:	22.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 455781

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455781	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455781. Member loan 455781 was requested on October 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,160 / month
Current employer:	c n j contracting co	Debt-to-income ratio:	19.31%
Length of employment:	6 years	Location:	alviso, CA

Home town:
Current & past employers:	c n j contracting co
Education:

This borrower member posted the following loan description, which has not been verified:

I'd like to let everyone know that my credit is perfect, I pulled all 3 reports and all scores range from 724-750. I am a stable family man with a secure future in my job. My wife has a stable income as well. We would like to pay down our debt in a closed amortized loan to allow us the freedom form credit card open debt. Thanks for your support!

A credit bureau reported the following information about this borrower member on October 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,648.00	Public Records On File:	0
Revolving Line Utilization:	47.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455821

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455821	$24,250	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455821. Member loan 455821 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Allergan	Debt-to-income ratio:	18.08%
Length of employment:	< 1 year	Location:	WALNUT, CA

Home town:
Current & past employers:	Allergan
Education:

This borrower member posted the following loan description, which has not been verified:

565551 added on 10/30/09 > Pay of my high interest credit cards 565551 added on 10/31/09 > I have about 6 credit cards and the balance vary from $400 to $14,000. Recently they all raise the interest rate to over 20% and I think it will be easier for me to consolidate all these credit cards with one bill, which will be easier for me. 80% of my debt is for educations. I have a Ph.D. in Organization & Management, Master of Criminal Justice and MBA. Currently I am attending law school which I use my credit cards to pay for books, tutoring and other related expenses. The rest of 20% debt is from traveling to seminars. Thanks. 565551 added on 11/02/09 > I have a very stable full time job at Allergan (NYSE: AGN), as an Information Security Analyst. I have a great credit history also.

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	30	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	56	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,067.00	Public Records On File:	0
Revolving Line Utilization:	20.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455871

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455871	$6,400	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455871. Member loan 455871 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,898 / month
Current employer:	Novellus Systems Inc.	Debt-to-income ratio:	11.09%
Length of employment:	9 years	Location:	SAN JOSE, CA

Home town:
Current & past employers:	Novellus Systems Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

565639 added on 10/30/09 > This loan is for my first marriage and to move in with my new wife. I have a very stable income and have been working at the company for over 9 years. I have a great monthly budget and after rent and bills still have $1800 left over. I pay my bills on time and only need the loan for planning the marriage.

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	68
Revolving Credit Balance:	$12,267.00	Public Records On File:	1
Revolving Line Utilization:	40.00%	Months Since Last Record:	77
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 455886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455886	$15,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455886. Member loan 455886 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$9,167 / month
Current employer:	n/a	Debt-to-income ratio:	11.18%
Length of employment:	n/a	Location:	SPEARFISH, SD

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,352.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 455904

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455904	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455904. Member loan 455904 was requested on October 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	City of Chicago	Debt-to-income ratio:	8.74%
Length of employment:	10 + years	Location:	CHICAGO, IL

Home town:
Current & past employers:	City of Chicago
Education:

This borrower member posted the following loan description, which has not been verified:

565754 added on 10/31/09 > All I can say is this would be a good investment for someone looking to get a return on their money. I have never been late nor missed a payment since I received my first credit card at the age of 18. Since then I have always kept a low or zero balance and only borrow when necessary which is refelected in my high credit score. I am looking to pay off some small debt and will be using the rest to assist my father who I have been responsible for since he moved near me due to failing health. I have always used credit responsible and requested this loan because I have never been one to put much on a credit card. I prefer the structure of a fixed loan. Any questions just ask and thanks. 565754 added on 10/31/09 > I have been in my current position for over 11 years and have what I consider one of the most stable positions. My income at its base is 75,000 and with overtime I have averaged at or over 100,000 per year for the last several years.

A credit bureau reported the following information about this borrower member on October 31, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 455927

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455927	$11,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455927. Member loan 455927 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,531 / month
Current employer:	PRICEWATERHOUSECOOPERS	Debt-to-income ratio:	1.54%
Length of employment:	6 years	Location:	BELONT, CA

Home town:
Current & past employers:	PRICEWATERHOUSECOOPERS
Education:

This borrower member posted the following loan description, which has not been verified:

565803 added on 10/30/09 > To Whom it May Concern: I have recently gotten married and ended up going over budget by about $10,000. Most of the expenses were put on two of my credit cards. I have never been one to carry credit card debt due to the outrageous rates that they charge. I should be able to pay off the loan amount within the next year or so but refuse to pay the high rates that credit card companies charge. I have sufficient cash in the bank to cover the amount of this loan but feel that spreading the burden over the period of 1-3 years would be better from a cash flow perspective. Thanks, Steve

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,617.00	Public Records On File:	0
Revolving Line Utilization:	32.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455956

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455956	$4,800	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455956. Member loan 455956 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,131 / month
Current employer:	n/a	Debt-to-income ratio:	6.27%
Length of employment:	n/a	Location:	Richmond, VA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	53
Revolving Credit Balance:	$5,416.00	Public Records On File:	1
Revolving Line Utilization:	67.70%	Months Since Last Record:	72
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 455987

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455987	$2,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455987. Member loan 455987 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	leslie digital imaging	Debt-to-income ratio:	12.03%
Length of employment:	5 years	Location:	brooklyn, NY

Home town:
Current & past employers:	leslie digital imaging
Education:

This borrower member posted the following loan description, which has not been verified:

565910 added on 10/30/09 > need to fix my car

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,005.00	Public Records On File:	0
Revolving Line Utilization:	58.19%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 455990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455990	$10,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455990. Member loan 455990 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Diversified Investment Advisor	Debt-to-income ratio:	9.77%
Length of employment:	5 years	Location:	West Harrison, NY

Home town:
Current & past employers:	Diversified Investment Advisor
Education:

This borrower member posted the following loan description, which has not been verified:

565914 added on 10/30/09 > Everyone please help I'm tying the knot real soon and need funds to pay for remainder of ceremony.

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,617.00	Public Records On File:	0
Revolving Line Utilization:	4.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 455991

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455991	$15,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455991. Member loan 455991 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,708 / month
Current employer:	n/a	Debt-to-income ratio:	4.88%
Length of employment:	n/a	Location:	Porstmouth, VA

Home town:	Suffolk
Current & past employers:
Education:	Virginia Commonwealth University

This borrower member posted the following loan description, which has not been verified:

565917 added on 10/30/09 > Purpose of loan: This loan will be used to help us bring our son home from Ethiopia. We're in the process of adopting a 2.5 year old beautiful little boy from Ethiopia. We were expecting a 12-18 month process, during which time we'd raise the $22,000 needed (we already have a few thousand saved/raised and are planning to raise the rest). We hadn't expected to fall in love with a little boy from our adoption agency's Waiting Child list. Children are usually on the Waiting Child list due to being older or having special medical and/or developmental needs. The process for adopting Waiting Children is much faster, so instead of having 12-18 months to save the money, we're rushing to raise it all in 90 days! While we could raise it over a year or two, this expedited time frame has drastically altered our financial plans. I am a good candidate for this loan because: * My husband and I made $90,756 in 2008 (haven't calculated 2009 yet). * We will qualify for a $12,150 tax credit when we return from Ethiopia with our son. We plan to use the entire credit paying back this loan. * I am a self-employed web designer with many steady clients. * My husband has a steady job as a Registered Nurse at a large local hospital. * We're running several fundraisers and have extensive support from our friends, family and church. 565917 added on 10/31/09 > I've emailed LendingClub to see how I can verify my income and provide any documentation to expedite the "credit status review" process. So that should be done ASAP. Thank you to all of those who have invested so far to help us bring our son home!

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	36
Revolving Credit Balance:	$6,588.00	Public Records On File:	0
Revolving Line Utilization:	79.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456023

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456023	$6,400	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456023. Member loan 456023 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,800 / month
Current employer:	n/a	Debt-to-income ratio:	0.26%
Length of employment:	n/a	Location:	Rio Vista, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

565979 added on 10/30/09 > charity 565979 added on 10/30/09 > I have an monthly income of 3500 plus, an no house payments as I have a reverse mortgage. This loan is so I can help someone out who is having a hard time. 565979 added on 10/30/09 > I get 1375 from S.S., 1,700 from retirement, and 1,200 from my job with the VA which is totally secure. 565979 added on 10/30/09 > My monthly budget is 700 for tax and home expenses, 400 for food, - no car payment - but 300 for gas, insurance, etc, and then geneneal expenses, so there is more than enough left over. 565979 added on 10/30/09 > Monthly payments that equal the monthly mortgage payment. It saves me around 1050 per month. 565979 added on 10/31/09 > Also, I have about $110,000 in gold coins and a quarter interest in a home that is worth around $900,000. The person I am trying to help will send me $200 a month, which I will put into my checking account. My account has an adverage balance of around $10,000. So, $200 a month to pay off this loan will be a drop in the bucket. My credit rating is around 800. For an investor, this is about as good a it is going to get.

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 456032

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456032	$16,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456032. Member loan 456032 was requested on October 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Qualitrol Company LLC	Debt-to-income ratio:	17.40%
Length of employment:	10 + years	Location:	HONEOYE FALLS, NY

Home town:
Current & past employers:	Qualitrol Company LLC
Education:

This borrower member posted the following loan description, which has not been verified:

565997 added on 11/01/09 > I am wanting to consolidate credit card debt I currently have and get it paid off once and for all.

A credit bureau reported the following information about this borrower member on October 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	24
Revolving Credit Balance:	$17,070.00	Public Records On File:	0
Revolving Line Utilization:	24.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456045

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456045	$15,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456045. Member loan 456045 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,700 / month
Current employer:	n/a	Debt-to-income ratio:	24.24%
Length of employment:	n/a	Location:	San Diego, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

566019 added on 10/30/09 > This loan will be use to payoff credit cards and debts. I want to improve my credit score and reduce interests. I am always on time with my payments.

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,219.00	Public Records On File:	0
Revolving Line Utilization:	85.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456047

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456047	$10,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456047. Member loan 456047 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	City of Palo Alto, CA	Debt-to-income ratio:	9.86%
Length of employment:	2 years	Location:	OAKLAND, CA

Home town:
Current & past employers:	City of Palo Alto, CA, United Airlines, Northwest Airlines
Education:	University of Pittsburgh-Main Campus

This borrower member posted the following loan description, which has not been verified:

566024 added on 10/30/09 > Just need some help with closing costs for a new home. 566024 added on 10/31/09 > I am purchasing a modest home for myself. I work in law enforcement and have done so for almost five years now. My job field is extremely stable and the potential for me paying off this loan within a year or two is high as we have much required overtime in my job. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	72
Revolving Credit Balance:	$12,919.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456055

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456055	$24,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456055. Member loan 456055 was requested on October 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	n/a	Debt-to-income ratio:	14.13%
Length of employment:	n/a	Location:	Ocala, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,429.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 456064

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456064	$22,750	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456064. Member loan 456064 was requested on October 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,800 / month
Current employer:	Crescent Beach Baptist Church	Debt-to-income ratio:	16.82%
Length of employment:	4 years	Location:	Palm Coast, FL

Home town:
Current & past employers:	Crescent Beach Baptist Church
Education:

This borrower member posted the following loan description, which has not been verified:

566075 added on 10/31/09 > I plan to use the funds to start a business. I am a good borrower because I am never late on payments. My monthly budget includes my house payment ($1047), utilities ($400), student loans ($440). I have no credit card debt or car payments. My job is very stable.

A credit bureau reported the following information about this borrower member on October 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,120.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 456085

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456085	$4,200	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456085. Member loan 456085 was requested on October 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	9.80%
Length of employment:	n/a	Location:	CANTON, MI

Home town:	Royal Oak
Current & past employers:	Myasthenia Gravis Foundation, Specialized Language Development Center, Hospice of Michigan, Samueli Institute, Nuvisions Consulting Group
Education:	Grand Valley State University

This borrower member posted the following loan description, which has not been verified:

566103 added on 10/31/09 > I need this loan to continue to support myself, pay some bills, pay medical and hospital bills, as well as get needed repairs on my old car.

A credit bureau reported the following information about this borrower member on October 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,256.00	Public Records On File:	0
Revolving Line Utilization:	93.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456090

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456090	$3,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456090. Member loan 456090 was requested on October 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	SMG Search	Debt-to-income ratio:	1.65%
Length of employment:	2 years	Location:	CHICAGO, IL

Home town:
Current & past employers:	SMG Search
Education:	DePaul University

This borrower member posted the following loan description, which has not been verified:

566112 added on 10/31/09 > Hi, I'm getting married Nov 14th. I'm a little short for wedding expenses. I need the loan to help cover them. Thank you.

A credit bureau reported the following information about this borrower member on October 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,227.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 456095

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456095	$6,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456095. Member loan 456095 was requested on October 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,751 / month
Current employer:	US Army	Debt-to-income ratio:	14.77%
Length of employment:	10 + years	Location:	Killeen, TX

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,107.00	Public Records On File:	0
Revolving Line Utilization:	93.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456109

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456109	$1,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456109. Member loan 456109 was requested on October 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	columbia, AL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

566138 added on 10/31/09 > I NEED THIS LOAN ASAP! MY DAUGHTER IS A HAVING A BABY THIS MONTH!

A credit bureau reported the following information about this borrower member on October 31, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	33
Revolving Credit Balance:	$521.00	Public Records On File:	0
Revolving Line Utilization:	3.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456111

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456111	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456111. Member loan 456111 was requested on October 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	JPMorgan Chase	Debt-to-income ratio:	12.87%
Length of employment:	3 years	Location:	Chicago, IL

Home town:
Current & past employers:	JPMorgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

566143 added on 10/31/09 > I am a bank manager for a large company. Annual salary is 54k with an annual bonus range for 6-50k. Average being around 20k. I want to use this loan to pay off all of my revolving debt and roughly 8k left in installment from my MBA. I incurred revolving debt updating our condo and traveling with the fiance. She will be making $350 of this monthly payment as this is all of our debt. It will be easy on both of us and we just want to have no debt in three years! I have never been late on any payment in my whole life. 566143 added on 10/31/09 > I am a bank manager for a large company. Annual salary is 54k with an annual bonus range for 6-50k. Average being around 20k. I want to use this loan to pay off all of my revolving debt and roughly 8k left in installment from my MBA. I incurred revolving debt updating our condo and traveling with the fiance. She will be making $350 of this monthly payment as this is all of our debt. It will be easy on both of us and we just want to have no debt in three years! I have never been late on any payment in my whole life. 566143 added on 10/31/09 > I am a bank manager for a large company. Annual salary is 54k with an annual bonus range for 6-50k. Average being around 20k. I want to use this loan to pay off all of my revolving debt and roughly 8k left in installment from my MBA. I incurred revolving debt updating our condo and traveling with the fiance. She will be making $350 of this monthly payment as this is all of our debt. It will be easy on both of us and we just want to have no debt in three years! I have never been late on any payment in my whole life. 566143 added on 10/31/09 > I am a bank manager for a large company. Annual salary is 54k with an annual bonus range for 6-50k. Average being around 20k. I want to use this loan to pay off all of my revolving debt and roughly 8k left in installment from my MBA. I incurred revolving debt updating our condo and traveling with the fiance. She will be making $350 of this monthly payment as this is all of our debt. It will be easy on both of us and we just want to have no debt in three years! I have never been late on any payment in my whole life.

A credit bureau reported the following information about this borrower member on October 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,214.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 456132

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456132	$9,250	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456132. Member loan 456132 was requested on October 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	us army	Debt-to-income ratio:	14.16%
Length of employment:	< 1 year	Location:	atlanta, GA

Home town:
Current & past employers:	us army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,411.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 456139

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456139	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456139. Member loan 456139 was requested on October 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Los Banos Unified School District	Debt-to-income ratio:	23.41%
Length of employment:	< 1 year	Location:	Gustine, CA

Home town:
Current & past employers:	Los Banos Unified School District
Education:

This borrower member posted the following loan description, which has not been verified:

566201 added on 10/31/09 > I am looking to become debt-free. Using this loan to pay-off my credit card debt in 3 years is my goal. My next finanical goal will be to pay-off my home mortgage. Thanks for looking!

A credit bureau reported the following information about this borrower member on October 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1984	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	16
Revolving Credit Balance:	$81,089.00	Public Records On File:	2
Revolving Line Utilization:	86.80%	Months Since Last Record:	59
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456172

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456172	$8,500	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456172. Member loan 456172 was requested on October 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,167 / month
Current employer:	NYC Transit (MTA)	Debt-to-income ratio:	12.77%
Length of employment:	10 + years	Location:	Bronx, NY

Home town:
Current & past employers:	NYC Transit (MTA)
Education:

This borrower member posted the following loan description, which has not been verified:

566270 added on 10/31/09 > I like to payoff some loans to lower my monthly payments

A credit bureau reported the following information about this borrower member on October 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,731.00	Public Records On File:	1
Revolving Line Utilization:	29.70%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456193

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456193	$4,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456193. Member loan 456193 was requested on October 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	The Cheesecake Factory	Debt-to-income ratio:	10.68%
Length of employment:	3 years	Location:	Palm Desert, CA

Home town:
Current & past employers:	The Cheesecake Factory
Education:

This borrower member posted the following loan description, which has not been verified:

565322 added on 10/31/09 > This loan will be used to purchase an engagement ring and to help fund my wedding. I have worked as a server at a high volume restaurant for over 3 1/2 years, and my income ranges from 3000-4000 dollars a month (since income is mostly tips). I have very little debt, only two credit cards with low balances and a car loan that will be payed off in 17 months. Also, I have never missed or had a late payment on any account.

A credit bureau reported the following information about this borrower member on October 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,942.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456197

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456197	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456197. Member loan 456197 was requested on October 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Gcisd	Debt-to-income ratio:	15.53%
Length of employment:	10 + years	Location:	GRAPEVINE, TX

Home town:
Current & past employers:	Gcisd
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,006.00	Public Records On File:	0
Revolving Line Utilization:	90.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 456204

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456204	$25,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456204. Member loan 456204 was requested on October 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Sierra Alleid Health Academy	Debt-to-income ratio:	4.51%
Length of employment:	2 years	Location:	Laurel, MD

Home town:
Current & past employers:	Sierra Alleid Health Academy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,656.00	Public Records On File:	0
Revolving Line Utilization:	28.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456216

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456216	$10,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456216. Member loan 456216 was requested on November 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,667 / month
Current employer:	n/a	Debt-to-income ratio:	3.41%
Length of employment:	n/a	Location:	Norwalk, CT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

566372 added on 11/01/09 > I am a self-employed piano teacher who's taught in students homes for several years. I've had several requests for lessons out of my home, but was never set up to do until recently. I just finished construction on a home studio and now I just need a piano to teach from. I feel this is an important next step in the expansion of my business.

A credit bureau reported the following information about this borrower member on November 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	46
Revolving Credit Balance:	$1,844.00	Public Records On File:	0
Revolving Line Utilization:	55.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456267

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456267	$5,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456267. Member loan 456267 was requested on November 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,331 / month
Current employer:	Spectrum Health	Debt-to-income ratio:	6.13%
Length of employment:	6 years	Location:	GRAND RAPIDS, MI

Home town:
Current & past employers:	Spectrum Health
Education:

This borrower member posted the following loan description, which has not been verified:

566432 added on 11/01/09 > I've paid my prev student loan thru sallie mae, and other credit cards, This loan is do to a high interest credit card due to the economy, they said it affected everybody, so I had to look for a better rate because I will pay my loan but was not happy with their interest rate.

A credit bureau reported the following information about this borrower member on November 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	23
Revolving Credit Balance:	$6,479.00	Public Records On File:	0
Revolving Line Utilization:	36.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456281

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456281	$8,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456281. Member loan 456281 was requested on November 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,533 / month
Current employer:	URS Corporation	Debt-to-income ratio:	11.87%
Length of employment:	10 + years	Location:	Gibsonia, PA

Home town:
Current & past employers:	URS Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

566476 added on 11/01/09 > Moving toward eliminating all my credit cards. This will go to retire one of my higher rate cards 566476 added on 11/01/09 > The $8000 loan will retire my Discover Card Balance

A credit bureau reported the following information about this borrower member on November 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,066.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 456301

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456301	$2,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456301. Member loan 456301 was requested on November 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	T-Mobile	Debt-to-income ratio:	3.92%
Length of employment:	1 year	Location:	North Bend, WA

Home town:
Current & past employers:	T-Mobile
Education:

This borrower member posted the following loan description, which has not been verified:

566518 added on 11/01/09 > Looking for a loan to cover temporary moving expenses. I have an excellent credit rating and am also a LendingClub lender. My house under has sold and I am moving to a condo which will further reduce my expenses. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on November 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,482.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456335

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456335	$5,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456335. Member loan 456335 was requested on November 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,658 / month
Current employer:	AT&T	Debt-to-income ratio:	8.67%
Length of employment:	2 years	Location:	PEACHTREE CITY, GA

Home town:
Current & past employers:	AT&T
Education:

This borrower member posted the following loan description, which has not been verified:

566588 added on 11/02/09 > This loan is for paying off credit cards with higher interests. I have over $600 in extra cash each month from paying off a car loan that I will use to pay off this loan.

A credit bureau reported the following information about this borrower member on November 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	80
Revolving Credit Balance:	$11,797.00	Public Records On File:	0
Revolving Line Utilization:	68.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456357

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456357	$14,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456357. Member loan 456357 was requested on November 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,600 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	11.73%
Length of employment:	< 1 year	Location:	Pleasanton, CA

Home town:	San Jose
Current & past employers:	Wells Fargo, AT&T Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

391246 added on 11/01/09 > Just want to pay off my credit cards down. I have stopped using them and started going to a cash only for my purchases. 391246 added on 11/02/09 > I have a steady job now that I am done with school. I am also very responsible with my monthly payments and I have never ever been late on a payment ever.

A credit bureau reported the following information about this borrower member on November 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,767.00	Public Records On File:	0
Revolving Line Utilization:	93.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456387

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456387	$8,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456387. Member loan 456387 was requested on November 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	6.42%
Length of employment:	n/a	Location:	Santa Clara, UT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	20	Months Since Last Delinquency:	8
Revolving Credit Balance:	$12,897.00	Public Records On File:	0
Revolving Line Utilization:	47.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456408

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456408	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456408. Member loan 456408 was requested on November 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,947 / month
Current employer:	Marvin Millwork & Cabinetry	Debt-to-income ratio:	12.52%
Length of employment:	9 years	Location:	Shickshinny, PA

Home town:
Current & past employers:	Marvin Millwork & Cabinetry
Education:

This borrower member posted the following loan description, which has not been verified:

566732 added on 11/01/09 > I do not like borrowing money!! However, I also do not like trowing money away in home heating cost. This money will be used to make my home more energy efficient. And will pay for itself, at today's prices, in less than 8yrs. Which will then save me money and build equity in my home. I have a 17yr credit history and currently have a credit rating of 805. I take pride in being financially stable and will continue to do so.

A credit bureau reported the following information about this borrower member on November 1, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,600.00	Public Records On File:	0
Revolving Line Utilization:	12.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456412

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456412	$10,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456412. Member loan 456412 was requested on November 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Wellspring Healthcare Services	Debt-to-income ratio:	19.46%
Length of employment:	< 1 year	Location:	Los Angeles, CA

Home town:
Current & past employers:	Wellspring Healthcare Services
Education:

This borrower member posted the following loan description, which has not been verified:

566747 added on 11/01/09 > Aquiring this loan will allow me to consolidate my debt and utimately manage my finances more effectively. I am currently employed but would like to return to school within the next year or two. I will be applying to Master's degree programs in Communication Disorders. I would like to be in school full time, but my current financial commitments make it difficult for me to be unemployed for any length of time. 566747 added on 11/02/09 > To clarify, I plan on remaining employed until the majority of the loan is repaid. Even while in school, I will probably work part-time and keep additional student loans to a minimum. This is ideally how things would unfold. I plan on reassessing my financial situation (including this loan) before making any big decision (such as becoming unemployed and/or returning to school). If my overall debt is not significantly reduced, I will postpone such decisions until it is.

A credit bureau reported the following information about this borrower member on November 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	24
Revolving Credit Balance:	$12,207.00	Public Records On File:	0
Revolving Line Utilization:	78.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456422

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456422	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456422. Member loan 456422 was requested on November 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	B. Braun Medical	Debt-to-income ratio:	20.15%
Length of employment:	5 years	Location:	Rancho Cucamonga, CA

Home town:
Current & past employers:	B. Braun Medical
Education:

This borrower member posted the following loan description, which has not been verified:

566640 added on 11/01/09 > I have just acquired a running business in Southern California. The business is retail fragrance stores in the shopping malls. I am doing business only in high class shopping malls by Simon and General Growth Properties. One store was opened in July of 2009. I am about to open a new store before Thanksgiving. The stores do phenomenal business in November and December. The purpose of this loan is to have enough cash on hand to complete construction quickly and provide enough inventories to satisfy increased holiday demand. This is a proven business model. We carry all high end brand names as well as lesser known promotional fragrances that are very popular among young consumers. All products are 100% genuine. The stores are built very bright with the combination of can-lights, pendant lights and back lit posters. The floors are also very smooth and shiny with Italian mosaic tiles and a right combination of color scheme for the showcases and store shelves. I have been associated with this business for several years, as many of my acquaintances are in this business for a long time. The key in this business, as in almost every business in understanding the customer, lower prices, inventory management and location. Our stores are in very high revenue producing malls and at great locations. 566640 added on 11/01/09 > As in almost all the retail businesses, the holiday season in this business, also generates enough revenues to almost cover the expenses for the rest of the year. Therefore, with this loan, I plan to speed up the store improvements. The idea is to stock reasonable levels of inventories and sell at price lower than the big departmental stores. In today???s economy, the consumers are very cost conscious. The savings of anywhere between $5 to $20 dollars is enough for lure the crowds. As the new economic data is showing that the economy finally seems to be recovering. The forecast also mentions that the high-end businesses will not be as successful this holiday season as the discount businesses. We fully intend to take advantage of this opportunity. 566640 added on 11/01/09 > Thank you.

A credit bureau reported the following information about this borrower member on November 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$215,175.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 455736

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455736	$5,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455736. Member loan 455736 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,590 / month
Current employer:	Commonwealth of Kentucky	Debt-to-income ratio:	23.48%
Length of employment:	< 1 year	Location:	LEXINGTON, KY

Home town:
Current & past employers:	Commonwealth of Kentucky
Education:

This borrower member posted the following loan description, which has not been verified:

565369 added on 11/02/09 > I plan on using this loan to pay off two credit cards, a loan for my laptop and pay my car insurance 6 months in advance. In addition to my day job, I also work at a restaurant at night taking in an additional $150-200/week.

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,700.00	Public Records On File:	0
Revolving Line Utilization:	75.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 455937

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455937	$10,500	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455937. Member loan 455937 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,642 / month
Current employer:	Harris	Debt-to-income ratio:	15.60%
Length of employment:	< 1 year	Location:	MADISON HEIGHTS, VA

Home town:
Current & past employers:	Harris
Education:

This borrower member posted the following loan description, which has not been verified:

565822 added on 11/02/09 > This loan is to make two payments I have into one and give me a little cash to spend as well. I will make all payments. I have not missed a payment of any of my loans, not even a late payment which can be seen by my credit report.

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,453.00	Public Records On File:	0
Revolving Line Utilization:	65.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456137

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456137	$5,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456137. Member loan 456137 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Morgans hotel group	Debt-to-income ratio:	6.54%
Length of employment:	5 years	Location:	MIAMI BEACH, FL

Home town:
Current & past employers:	Morgans hotel group
Education:

This borrower member posted the following loan description, which has not been verified:

566191 added on 11/02/09 > Home Improvement

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	33
Revolving Credit Balance:	$5,714.00	Public Records On File:	0
Revolving Line Utilization:	70.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456278

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456278	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456278. Member loan 456278 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Johns Hopkins University	Debt-to-income ratio:	15.40%
Length of employment:	9 years	Location:	PASADENA, MD

Home town:
Current & past employers:	Johns Hopkins University
Education:

This borrower member posted the following loan description, which has not been verified:

566472 added on 11/02/09 > This will help me consolidate my credit payments into one monthly bill so i can pay them off faster.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,700.00	Public Records On File:	0
Revolving Line Utilization:	69.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456411

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456411	$4,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456411. Member loan 456411 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$11,083 / month
Current employer:	brown and toland physicians	Debt-to-income ratio:	1.72%
Length of employment:	4 years	Location:	REDWOOD CITY, CA

Home town:
Current & past employers:	brown and toland physicians
Education:

This borrower member posted the following loan description, which has not been verified:

566741 added on 11/02/09 > this loan is for home improvements

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1982	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	59
Revolving Credit Balance:	$10,583.00	Public Records On File:	0
Revolving Line Utilization:	16.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 456448

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456448	$15,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456448. Member loan 456448 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Chipotle Mexican Grill	Debt-to-income ratio:	5.72%
Length of employment:	4 years	Location:	Lakewood, OH

Home town:
Current & past employers:	Chipotle Mexican Grill
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,472.00	Public Records On File:	0
Revolving Line Utilization:	51.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456466

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456466	$15,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456466. Member loan 456466 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,008 / month
Current employer:	WPPI Energy	Debt-to-income ratio:	20.78%
Length of employment:	9 years	Location:	Arlington, WI

Home town:
Current & past employers:	WPPI Energy
Education:

This borrower member posted the following loan description, which has not been verified:

566891 added on 11/02/09 > I will use this money to pay off my 25% interest on my credit card. I pay my bills every month on time and I pay more than the minimum payment. My monthly budget is I pay $750.00 for rent (that includes heat, water and electricity). I do not have a car payment or any other bills. My job is stable. I work for a company that supplies power to our members.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	12
Revolving Credit Balance:	$22,376.00	Public Records On File:	0
Revolving Line Utilization:	47.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456469	$5,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456469. Member loan 456469 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Givaudan Flavors Corp.	Debt-to-income ratio:	20.57%
Length of employment:	7 years	Location:	BURLINGTON, KY

Home town:
Current & past employers:	Givaudan Flavors Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	73
Revolving Credit Balance:	$5,147.00	Public Records On File:	0
Revolving Line Utilization:	51.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456474

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456474	$4,800	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456474. Member loan 456474 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	Citigroup	Debt-to-income ratio:	6.06%
Length of employment:	10 + years	Location:	CLIFTON, NJ

Home town:
Current & past employers:	Citigroup
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	62
Revolving Credit Balance:	$72,289.00	Public Records On File:	0
Revolving Line Utilization:	97.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456477

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456477	$9,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456477. Member loan 456477 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Knox College	Debt-to-income ratio:	20.70%
Length of employment:	2 years	Location:	GALESBURG, IL

Home town:
Current & past employers:	Knox College
Education:

This borrower member posted the following loan description, which has not been verified:

566907 added on 11/02/09 > Have left over credit card debt from grad school and tired of interest rates creeping up especially with new credit card legislation coming. I tend to payoff $500-600 per month on two credit cards now, but I certainly wouldn't mind lowering the 17% and 19% interest rates.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,324.00	Public Records On File:	0
Revolving Line Utilization:	32.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456479

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456479	$9,800	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456479. Member loan 456479 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Germfree Laboratories, Inc.	Debt-to-income ratio:	14.46%
Length of employment:	4 years	Location:	PALM COAST, FL

Home town:
Current & past employers:	Germfree Laboratories, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456534

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456534	$7,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456534. Member loan 456534 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Williams, Smith & Summers	Debt-to-income ratio:	23.44%
Length of employment:	10 + years	Location:	Mount Dora, FL

Home town:
Current & past employers:	Williams, Smith & Summers
Education:

This borrower member posted the following loan description, which has not been verified:

567013 added on 11/02/09 > Lending Club sent my husband and I an email that stated "Because of your good standing as a borrower with Lending Club, you are eligible to receive a second loan with us." We have had such a good experience that we thought we'd finish off our last remaining credit cards and hopefully soon sign up to be a lender for someone who needs a little help.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	45
Revolving Credit Balance:	$16,405.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 456540

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456540	$13,750	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456540. Member loan 456540 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,083 / month
Current employer:	Novozymes	Debt-to-income ratio:	19.06%
Length of employment:	2 years	Location:	Merrick, NY

Home town:
Current & past employers:	Novozymes
Education:

This borrower member posted the following loan description, which has not been verified:

567023 added on 11/02/09 > These funds will be used to cover rennovation costs for a 2-unit rental property that cash flows over 700$/month. The work will be finished within a month of funding, and I can easily pay the monthly payment out of my full-time salary if need be.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,280.00	Public Records On File:	0
Revolving Line Utilization:	53.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 456556

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456556	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456556. Member loan 456556 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Teva Pharmaceuticals	Debt-to-income ratio:	15.31%
Length of employment:	5 years	Location:	NANUET, NY

Home town:
Current & past employers:	Teva Pharmaceuticals
Education:

This borrower member posted the following loan description, which has not been verified:

567045 added on 11/02/09 > This loan will help me to furnish my apartment. I have been using my parents old furniture since i moved in. I have a reliable borrower and have never had a late payment. My job is currently stable as I work for a large pharmaceutical company. 567045 added on 11/02/09 > Correction to the above note: I am (not have) a reliable borrower. Also, although i am given 3 years to pay this loan back, I am hopefully getting a promotion in the new year that will allow me to pay this back to you, the lenders, quicker. I would like to thank you all in advance for helping to achieve this goal.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1969	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,289.00	Public Records On File:	0
Revolving Line Utilization:	49.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456559

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456559	$24,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456559. Member loan 456559 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Thursday Enterprises	Debt-to-income ratio:	6.06%
Length of employment:	2 years	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	Thursday Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

567049 added on 11/02/09 > I am looking use this loan for a couple of different purposes, the first is to help market and adverise my new website Sports Made Easy. The second reason is that I had several issues with my car that need to be taken care of as soon as possible. 567049 added on 11/02/09 > This loan would help me out greatly in helping to advertise and market my new website, as well as help to pay for some unexpected issues with my car.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	43
Revolving Credit Balance:	$15,092.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 456565

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456565	$4,800	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456565. Member loan 456565 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,167 / month
Current employer:	Wings Nine Inc.	Debt-to-income ratio:	9.51%
Length of employment:	2 years	Location:	Shelby township, MI

Home town:
Current & past employers:	Wings Nine Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

567057 added on 11/02/09 > Plan to use the funds to take care of current debits. Have been in the process of receiving student loan money that will defer til graduation. This loan is to help out until my student loan is finally processed. I have been at my current job for over 2 years with no plans of leaving. I make most my living from serving tables, has been slow because of construction in the area for the past few months. Business is expected to raise over the next 6 months starting this month with new renovations. My current budget is about $750 a month for all my expenses. Great credit score and always pay on time. This loan will be paid off before the 36 payment period is up.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 456574

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456574	$24,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456574. Member loan 456574 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,650 / month
Current employer:	Atlatic Shores Hospital	Debt-to-income ratio:	1.70%
Length of employment:	4 years	Location:	Lauderhill, FL

Home town:	Nova, Friburgo - Rio de Janeiro
Current & past employers:	Atlatic Shores Hospital, Atlantic Shores Hospital
Education:	Florida College Career

This borrower member posted the following loan description, which has not been verified:

567126 added on 11/02/09 > My request of a loan is to remodel my mother's house. I will be living with her due to her health and age and the house is in need of upgrades in bathrooms, kitchen and other areas as well as repairs. I am a CNA supervisor and living at her house will allow me to satisfy the payments. Thank you!

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,874.00	Public Records On File:	0
Revolving Line Utilization:	8.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456580

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456580	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456580. Member loan 456580 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	ccs builders inc.	Debt-to-income ratio:	12.79%
Length of employment:	< 1 year	Location:	gainesville, FL

Home town:
Current & past employers:	ccs builders inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1983	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	81
Revolving Credit Balance:	$49,760.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456618	$6,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456618. Member loan 456618 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Colite Outdoor	Debt-to-income ratio:	1.87%
Length of employment:	5 years	Location:	MIAMI, FL

Home town:
Current & past employers:	Colite Outdoor
Education:

This borrower member posted the following loan description, which has not been verified:

567215 added on 11/02/09 > I plan to use this loan to payoff my credit card balances, my great credit score and my will to keep it that way makes me a good borrower, I have kept my same job for 5 years and still going strong.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1973	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	39
Revolving Credit Balance:	$4,133.00	Public Records On File:	0
Revolving Line Utilization:	14.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456627

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456627	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456627. Member loan 456627 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	University of Alabama	Debt-to-income ratio:	6.52%
Length of employment:	< 1 year	Location:	Tuscaloosa, AL

Home town:
Current & past employers:	University of Alabama
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	58	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,010.00	Public Records On File:	0
Revolving Line Utilization:	2.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456639

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456639	$16,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456639. Member loan 456639 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	OHSU	Debt-to-income ratio:	21.58%
Length of employment:	8 years	Location:	PORTLAND, OR

Home town:
Current & past employers:	OHSU
Education:

This borrower member posted the following loan description, which has not been verified:

567211 added on 11/02/09 > I am trying to pay off credit card debt from grad school, medical, and dental bills. I am an excellent borrower who always makes my payments on time & I have never defaulted on any loans. I would much rather give my borrowing loan interest to the people than to the banks who have raised my rates unreasonably high. Please help!

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$85,896.00	Public Records On File:	0
Revolving Line Utilization:	70.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456643

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456643	$25,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456643. Member loan 456643 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,417 / month
Current employer:	Prince George's County Government	Debt-to-income ratio:	5.66%
Length of employment:	< 1 year	Location:	Upper Marlboro, MD

Home town:
Current & past employers:	Prince George's County Government
Education:

This borrower member posted the following loan description, which has not been verified:

567254 added on 11/02/09 > I have been working at the same job for 14 years. I have never been deliquent in any payment. Invest with me and get a guaranteed return.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,847.00	Public Records On File:	0
Revolving Line Utilization:	75.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 456647

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456647	$25,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456647. Member loan 456647 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	USA Homes Ink	Debt-to-income ratio:	8.77%
Length of employment:	10 + years	Location:	Brooklyn, NY

Home town:
Current & past employers:	USA Homes Ink
Education:

This borrower member posted the following loan description, which has not been verified:

567258 added on 11/02/09 > I really need this money to complete my wedding plans. Please contact me at my e-mail address bigbigbigandbigger@yahoo.com Allow me to thank you in advance. 567258 added on 11/02/09 > I really need these funds to complete my wedding. Please contact me at my e-mail bigbigbigandbigger@yahoo.com

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1984	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,027.00	Public Records On File:	0
Revolving Line Utilization:	12.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 456653

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456653	$5,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456653. Member loan 456653 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	ibc (wonder bread Hostess)	Debt-to-income ratio:	5.88%
Length of employment:	3 years	Location:	Edgewater, MD

Home town:
Current & past employers:	ibc (wonder bread Hostess)
Education:

This borrower member posted the following loan description, which has not been verified:

567279 added on 11/02/09 > Heard about this site on the radio. It's a win win for both parties

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,305.00	Public Records On File:	1
Revolving Line Utilization:	16.80%	Months Since Last Record:	56
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 456658

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456658	$4,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456658. Member loan 456658 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,100 / month
Current employer:	Ear Nose and Throat Consultants of Nevad	Debt-to-income ratio:	22.81%
Length of employment:	2 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Ear Nose and Throat Consultants of Nevad
Education:

This borrower member posted the following loan description, which has not been verified:

567286 added on 11/02/09 > I will use the money to fund my 2009 IRA contribution. I am a good credit risk as you can see on my credit score. I intend to repay this loan as early as possible. Thank you.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,386.00	Public Records On File:	0
Revolving Line Utilization:	16.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 456670

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456670	$25,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456670. Member loan 456670 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,708 / month
Current employer:	n/a	Debt-to-income ratio:	6.25%
Length of employment:	n/a	Location:	SAN JOSE, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

567313 added on 11/02/09 > Experience Realtor find a great income property to invest in a very good location. Use the fund as the total cash payment.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$181,979.00	Public Records On File:	0
Revolving Line Utilization:	5.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456709

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456709	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456709. Member loan 456709 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Morgan Stanley Smith Barney	Debt-to-income ratio:	14.31%
Length of employment:	2 years	Location:	Santa Ana, CA

Home town:
Current & past employers:	Morgan Stanley Smith Barney
Education:

This borrower member posted the following loan description, which has not been verified:

567374 added on 11/02/09 > I've never been late on a credit card payment and have great credit - but the credit card companies raised my rates to "increase profitability on the account." I say I'm not playing anymore! Thank you for your help.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,142.00	Public Records On File:	0
Revolving Line Utilization:	45.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456718

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456718	$3,250	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456718. Member loan 456718 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$500 / month
Current employer:	n/a	Debt-to-income ratio:	6.00%
Length of employment:	n/a	Location:	Morris Plains, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

551624 added on 10/06/09 > Hi there. I am looking to get this loan to help pay down my high interest credit card. I currently go college and have used this card for my last few semesters to buy my books, computer, and school supplies. I have also used this card minimally for personal spending. I have never missed a payment on my card. The interest rate on the card is so high though and my balance is barely going down with each payment. This money would almost completely pay this card off and minimize the amount of money I have to pay each month, which would really really help me. I am a student and work part time at a courrier service. I don't make too much money since its only part time and alot of my time is devoted to school, but like I said I've never failed to make my payment ontime and this would really save me alot of money. I will have the money every month to pay for sure. I have been working with this company for years now and it is run by a close family member so I will be sure to have my job. Plus I'd rather have honest investors at the LendingClub make my interest money than the big credit card companies. Thank you again I really really do appreciate this.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,215.00	Public Records On File:	0
Revolving Line Utilization:	32.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456719

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456719	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456719. Member loan 456719 was requested on November 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,333 / month
Current employer:	Lockheed Martin Corp.	Debt-to-income ratio:	19.09%
Length of employment:	10 + years	Location:	Centennial, CO

Home town:
Current & past employers:	Lockheed Martin Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

567393 added on 11/02/09 > I will pay the loan back, because I'm current on all my bills and never missed a payment in 20 plus years! Thanks for your review and consideration.

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$79,746.00	Public Records On File:	0
Revolving Line Utilization:	78.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456763

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456763	$3,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456763. Member loan 456763 was requested on November 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,417 / month
Current employer:	Data Doctors	Debt-to-income ratio:	6.91%
Length of employment:	3 years	Location:	Glendale, AZ

Home town:
Current & past employers:	Data Doctors
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	27
Revolving Credit Balance:	$4,613.00	Public Records On File:	0
Revolving Line Utilization:	32.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Posting Report Supplement No. 97 dated November 3, 2009